As filed with the Securities and Exchange Commission on July 11, 2005

1933 Act File No. 333-124788

1940 Act File No. 811-21098

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 [X]

PRE-EFFECTIVE AMENDMENT NO. 1 [X]

POST-EFFECTIVE AMENDMENT NO. [    ]

and/or

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940 [X]

AMENDMENT NO. 7             [X]

(CHECK APPROPRIATE BOXES)

REAL ESTATE INCOME FUND INC.

Exact Name of Registrant as Specified in Charter

125 Broad Street New York, New York 10004
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code (212) 291-3776

Robert I. Frenkel, Secretary

300 First Stamford Place, 4th Floor

Stamford, CT 06902-6732

Name and Address (Number, Street, City, State and Zip code) of Agent for Service

COPIES OF COMMUNICATIONS TO:

Burton M. Leibert, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019	Thomas A. DeCapo, Esq. Skadden, Arps, Slate, Meagher & Flom LLP One Beacon Street Boston, Massachusetts 02108

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED	PROPOSED MAXIMUM OFFERING PRICE PER UNIT(1)	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE	AMOUNT OF REGISTRATION FEE (2)
Taxable Auction Rate Preferred Stock, Series M	1,200	$25,000	$30,000,000	$3,531.00
(1)	Estimated solely for the purposes of calculating the registration fee pursuant to Rule 457 (c) under the Securities Act of 1933, as amended.
(2)	Of this amount, $2,942.50 was previously wired to the Securities and Exchange Commission’s account at Mellon Bank, Pittsburgh, Pennsylvania in connection with the initial filing of the Registration Statement. An additional $588.50 was wired to the Securities and Exchange Commission’s account in payment of the additional required registration fee due in connection with this Pre-Effective Amendment No. 1 to the Registration Statement.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 11, 2005

PROSPECTUS

$

Real Estate Income Fund Inc.

Taxable Auction Rate Preferred Stock

1,200 Shares, Series M

Liquidation Preference $25,000 Per Share

Real Estate Income Fund Inc., or the Fund, is selling          shares of Series M Taxable Auction Rate Preferred Stock, (the “New Preferred Shares” and, together with the currently outstanding Preferred Shares, the “Preferred Shares”), which will increase the number of its Preferred Shares outstanding to         . The Fund is a non-diversified, closed-end management investment company.

Investment Objectives.    The Fund’s primary investment objective is high current income; and the Fund’s secondary investment objective is capital appreciation.

Portfolio Contents.    Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares and debt securities issued by Real Estate Companies (companies, including real estate investment trusts or “REITs,” that generally derive at least 50% of their revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets invested in such real estate); and at least 80% of its total assets in income-producing equity securities issued by REITs. In addition, the Fund may invest in non-investment grade securities, including non-investment grade debt securities (commonly known as junk bonds), as well as non-investment grade preferred and convertible preferred shares, although the Fund will not invest in non-investment grade securities if, as a result of such investment, more than 20% of the Fund’s total assets would be invested in non-investment grade securities. Furthermore, the Fund intends to use leverage in an effort to maximize returns of the Fund, including by this offering of Preferred Shares and the issuance of commercial paper or notes and/or borrowing in an aggregate amount of approximately 30% of the Fund’s total assets immediately after such issuance and/or borrowing. There can be no assurance that the Fund will achieve its investment objectives. For more information on the Fund’s investment strategies, see “The Fund’s Investments” and “Risk Factors.”

Investors in New Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such New Preferred Shares. The dividend rate for the initial dividend period for New Preferred Shares will be             % per year. The initial dividend period is from the date of issuance through             , 2005 for the New Preferred Shares. For subsequent dividend periods, the Auction Agent will determine the dividend rate for a particular period by an auction conducted on the business day prior to that period. The auction is usually held every seven days. Investors in Preferred Shares may participate in auctions through their broker-dealers in accordance with the procedures specified in this Prospectus and in the Statement of Additional Information. The Fund may redeem Preferred Shares as described under “Description of Preferred Shares — Redemption.”

Investing in Preferred Shares involves certain risks. See “ Risk Factors” beginning on page 23.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. (Continued on following page)

	Per Share		Total
Public Offering Price		$25,000		$30,000,000
Sales Load	$		$
Estimated Offering Expenses	$		$
Proceeds to Fund*	$		$

*	For a description of all commissions and other compensation paid to the Underwriter, see “Underwriting.”

The public offering price per share will be increased by the amount of dividends accumulated on the Preferred Shares, if any.

The underwriter is offering New Preferred Shares subject to certain conditions. The Underwriter expects to deliver New Preferred Shares to an investor’s broker-dealer, in book-entry form through The Depository Trust Company, on or about             , 2005.

Citigroup

The date of this Prospectus is             , 2005.

(Continued from previous page)

Preferred Shares will be senior to shares of the Fund’s outstanding Common Stock, par value $.001 per share. The Fund’s Common Stock is traded on the New York Stock Exchange under the symbol “RIT.” The Fund’s outstanding Preferred Shares were offered with a rating of “Aaa” from Moody’s Investors Services, Inc. and “AAA” from Fitch Ratings and it is a condition of the closing of this offering that these ratings be confirmed by the rating agencies with respect to the outstanding Preferred Shares and extended to the New Preferred Shares.

This Prospectus sets forth concisely the information you should know before investing, including information about risks. You should read this Prospectus before you invest and keep it for future reference. The Fund’s Statement of Additional Information, dated             , 2005, contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. You may obtain a free copy of the Statement of Additional Information by calling the Fund at 1-888-735-6507, or by writing to the Fund at 125 Broad Street, New York, New York 10004. A table of contents to the Statement of Additional Information is located at page 55 of this Prospectus. The Statement of Additional Information is also available, along with other Fund-related materials, on the Securities and Exchange Commission’s Web site (http://www.sec.gov).

Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a “bid order”) or sell order is a commitment to buy or sell the Preferred Shares based on the results of an auction; and (2) purchases and sales will be settled on the next business day after the auction.

PREFERRED SHARES ARE NOT LISTED ON AN EXCHANGE. YOU MAY ONLY BUY OR SELL PREFERRED SHARES THROUGH AN ORDER PLACED AT AN AUCTION WITH OR THROUGH A BROKER-DEALER THAT HAS ENTERED INTO AN AGREEMENT WITH THE AUCTION AGENT AND THE FUND, OR IN A SECONDARY MARKET MAINTAINED BY CERTAIN BROKER-DEALERS. THESE BROKER-DEALERS ARE NOT REQUIRED TO MAINTAIN THIS MARKET, AND THIS MARKET MAY NOT PROVIDE YOU WITH LIQUIDITY.

You should rely only on the information contained in or incorporated by reference into this Prospectus. Neither the Fund nor the underwriter has authorized anyone to provide you with different information. If anyone provides you with different information, you should not rely on it. Neither the Fund nor the underwriter is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition, results of operations and prospects may have changed since that date. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be supplemented or amended accordingly.

Until                     , 2005 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Preferred Shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealer’s obligation to deliver a Prospectus when acting as underwriter and with respect their unsold allotments or subscriptions.

Preferred Shares are not listed on an exchange. Instead, you may buy or sell Preferred Shares at an Auction. In addition to the Auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of Auctions, but may discontinue such market activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of Auctions only to or through a Broker-Dealer, or such other persons who may be permitted by the Fund.

PROSPECTUS SUMMARY

The following summary highlights selected information from this Prospectus. It may not contain all of the information that is important to you. To understand the offering of Preferred Shares fully, you should read this entire Prospectus carefully, including the risk factors. This summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus, the Statement of Additional Information (the “SAI”) and the Fund’s Articles Supplementary Creating and Fixing the Rights and Preferences of Series M Taxable Auction Rate Preferred Shares attached as Appendix B to the SAI (the “Initial Articles Supplementary”) and the Supplemental Articles Supplementary Creating and Fixing the Rights and Preferences of Series M Taxable Auction Rate Preferred Shares for the Preferred Shares offered by this Prospectus attached as Appendix C to the SAI (the “Supplemental Articles Supplementary” and, together with the Initial Articles Supplementary, the “Articles Supplementary”). Cross references in this summary are to headings in the body of this Prospectus or the SAI. Capitalized terms used but not defined in this Prospectus shall have the meanings given to such terms in the Articles Supplementary.

The Fund

Real Estate Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company. The Fund’s principal office is located at 125 Broad Street, New York, New York 10004 and its telephone number is 1-888-735-6507. The Fund was organized as a Maryland corporation on May 16, 2002 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on July 31, 2002 upon the closing of an initial public offering of 9,650,000 shares of common stock, par value $.001 per share (“Common Stock”). The Fund issued an additional 1,050,000 shares of Common Stock, pursuant to an over-allotment option granted to the underwriters of the Common Stock, on September 10, 2002. The Fund issued 2,600 shares of Taxable Auction Rate Preferred Stock on September 30, 2002. See “The Fund.” The Fund’s outstanding shares of Common Stock are listed on the New York Stock Exchange under the symbol “RIT.” See “Description of Common Stock.” As of May 31, 2005, the Fund had 11,069,242 shares of Common Stock outstanding and 2,600 shares of Taxable Auction Rate Preferred Stock, Series M outstanding and net assets of $291,977,559.

The Offering

The Fund is offering          newly issued shares of Series M Taxable Auction Rate Preferred Stock (the “New Preferred Shares”), par value $0.001 per share, at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the shares. Except for the dividend rate for the initial Dividend Period, the Date of Original Issue and the initial Dividend Payment Date, the terms of the shares of New Preferred Shares are the same as the terms of the Fund’s currently outstanding Preferred Shares. The shares of New Preferred Shares offered by this Prospectus do not represent a separate series or class of Preferred Shares, but are additional shares of the Fund’s existing class of Preferred Shares. Except where the context suggests otherwise, references to Preferred Shares in this Prospectus are to the          New Preferred Shares together with the existing 2,600 Preferred Shares outstanding. Preferred Shares are being offered by Citigroup Global Markets Inc., the underwriter (the “Underwriter”). Citigroup Global Markets Inc. is an affiliate of Citi Fund Management Inc., the Fund’s investment manager (the “Investment Manager”) and an indirect wholly-owned subsidiary of Citigroup Inc. See “Underwriting.”

The Preferred Shares entitle their holders to receive cash dividends at an annual rate that may vary for successive dividend periods. In general, except as described under “Dividends and Dividend Periods” below and “Description of Preferred Shares — Dividends and Dividend Periods,” the dividend period for each series of Preferred Shares will be seven days. Deutsche Bank Trust Company Americas (the “Auction Agent”) will determine the dividend rate for any dividend period by an auction conducted on the business day immediately prior to the start of that dividend period. See “The Auction.” The Preferred Shares are not listed on an exchange. Instead, investors may buy or sell Preferred Shares at an auction by submitting orders to broker-dealers (“Broker-Dealers”) that have entered into an agreement with the Auction Agent (a “Broker-Dealer Agreement”) or to broker-dealers that have entered into separate agreements with a Broker-Dealer. Generally, investors in the Preferred Shares will not receive certificates representing ownership of their shares. The Depositary Trust Company or any successor (the “Securities Depositary”) or its nominee for the account of the investor’s Broker-Dealer will maintain record ownership of Preferred Shares in book-entry form. An investor’s Broker-Dealer, in turn, will maintain records of that investor’s beneficial ownership of Preferred Shares.

Investment Objectives

The Fund’s primary investment objective is high current income. Capital appreciation is a secondary investment objective. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund’s investment objectives are fundamental and cannot be changed by the Fund’s Board of Directors (the “Board”) without shareholder approval. See “The Fund’s Investments.”

Investment Strategies

Under normal market conditions, the Fund invests at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares and debt securities issued by Real Estate Companies, including real estate investment trusts (“REITs”). A “Real Estate Company” is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate). As a part of this policy, the Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of Real Estate Companies.

At least 80% of the Fund’s total assets are invested under normal market conditions in income-producing equity securities issued by REITs. A REIT is a Real Estate Company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income. The Fund primarily invests in Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents.

The Fund may invest up to 20% of its total assets in U.S. Government obligations and debt securities, including convertible debt securities, issued by Real Estate Companies.

The preferred shares, convertible preferred shares and debt securities in which the Fund may invest are sometimes collectively referred to in this Prospectus as “Ratable Securities.” The Fund may invest in Ratable Securities that are below investment grade quality, including unrated securities determined by AEW Management and Advisors, L.P., the Fund’s sub-adviser (“AEW” or the “Sub-Adviser”), to be of comparable quality to rated securities. The Fund will not invest in non-investment grade Ratable Securities if, as a result of such investment, more than 20% of the Fund’s total assets would be invested in non-investment grade Ratable Securities.

The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in industrialized countries, for example, the 30-member countries of Organization for Economic Cooperation and Development.

The Fund will not invest more than 10% of its total assets in illiquid securities. The Fund will not invest more than 15% of its total assets in the securities of any one issuer other than the U.S. Government.

In anticipation of, or in response to, adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, the Fund may not achieve its investment objectives.

The Fund may invest in interest rate swap or interest rate cap transactions in order to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure. See “Use of Leverage” and “Interest Rate Transactions.” The Fund may also purchase or sell futures or options on futures to hedge interest rate risks. See “The Fund’s Investments” and “Risk Factors.”

Ratings

The Fund’s investments are subject to diversification, liquidity and related guidelines established in connection with the Fund’s receipt from Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”) of ratings of “Aaa” and “AAA,” respectively, for Preferred Shares.

The Fund’s outstanding Preferred Shares were offered with a rating of “Aaa” from Moody’s Investors Services, Inc. and “AAA” from Fitch

Ratings. It is a condition of the closing of this offering that these ratings be confirmed by the rating agencies with respect to the outstanding Preferred Shares and extended to the New Preferred Shares. Because the Fund is required to maintain at least one of these ratings, it must own portfolio securities of a sufficient value and with adequate credit quality to meet the rating agencies’ guidelines. See “Description of Preferred Shares — Rating Agency Guidelines and Asset Coverage.”

Ratings issued by a nationally recognized statistical rating organization (“NRSRO”), including Moody’s and Fitch, do not eliminate or mitigate the risk of investing in the Fund’s securities, including Preferred Shares. See “Risk Factors — Risk of Investing in Preferred Shares — Ratings and — Asset Coverage Risk.”

Non-Diversification

The Fund has elected to operate as a “non-diversified” company in order to enhance its flexibility to invest more than 5% of the value of its assets in the obligations of any single issuer. However, for federal income tax purposes, with respect to 50% of its assets, the Fund may not invest more than 5% of its total assets in the obligations of any single issuer.

Use of Leverage

The Fund intends to use financial leverage, including by this offering of Preferred Shares, for investment purposes. The Fund currently anticipates that its use of leverage will represent approximately 30% of its total assets, including the proceeds of such leverage. In addition to issuing Preferred Shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. Throughout this Prospectus, commercial paper, notes or borrowings sometimes may be collectively referred to as “Borrowings.” Any Borrowings will likely have seniority over Preferred Shares. Payments to holders of Preferred Shares in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including Borrowings.

Interest Rate Transactions

In connection with the Fund’s anticipated use of leverage through the sale of Preferred Shares or through Borrowings, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on Preferred Shares or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. If the counterparty to an interest rate swap or cap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, this default could negatively impact the Fund’s ability to make dividend payments on Preferred Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make dividend payments on Preferred Shares. If the Fund fails to maintain the required asset coverage on outstanding Preferred Shares or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. Such redemption likely would result in the Fund seeking an early termination of all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain, in a segregated account with its custodian, cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into any interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund’s leverage. See “Interest Rate Transactions.”

Investment Manager and Sub-Adviser

Citi Fund Management Inc. serves as the Fund’s investment manager. The Investment Manager is an indirect wholly-owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services — asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading — and use diverse channels to make them available to consumer and corporate customers around the world. Since its founding in 1981, AEW has been dedicated exclusively to creating and implementing real estate investment and asset management strategies. AEW’s services encompass all aspects of acquiring, managing and disposing of real estate assets. The firm also designs and executes a variety of strategies for investment in real estate securities. Focused initially on direct property investment, AEW commenced the management of publicly traded real estate equity securities portfolios in 1995. As of March 31, 2005, AEW and its direct affiliates managed approximately $20.7 billion of capital, which was invested in $29.7 billion of real estate and securities in the United States, Canada, and Europe.

The Investment Manager receives an annual fee, payable monthly, in a maximum amount equal to 0.90% of the sum of the Fund’s average daily net assets attributable to Common Stock, plus assets attributable to any preferred shares that may be outstanding, including Preferred Shares plus the principal amount of any Borrowings (“Managed Assets”). For the purposes of calculating the management fee, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund’s Managed Assets. The Investment Manager has contractually agreed to waive a portion of its annual management fee in the amount of 0.32% of Managed Assets of the Fund for the first 5 full years of the Fund’s operations, 0.20% in year 6 and 0.10% in year 7. See “Management of the Fund.”

The Investment Manager will pay a portion of its net management fee to the Sub-Adviser. See “Management of the Fund.”

Risk Factors Summary	Risk is inherent in all investing. Therefore, before investing in Preferred Shares, you should consider carefully certain risks. The primary risks of investing in Preferred Shares include:

Interest Rate Risk.    Preferred Shares pay dividends based upon short-term interest rates. If short-term interest rates rise, dividend rates on Preferred Shares may rise so that the amount of dividends payable to stockholders of Preferred Shares exceeds the income from portfolio securities, which could jeopardize the Fund’s ability to pay you dividends on your Preferred Shares. If long term interest rates rise, this could negatively impact the value of the Fund’s investment portfolio, reducing the amount of assets serving as asset coverage for Preferred Shares. See “Risk Factors — Risk of Investing in Preferred Shares — Interest Rate Risk.”

Auction Risk. If an Auction for Preferred Shares fails, you may not be able to sell some or all of your shares. See “Risk Factors — Risk of Investing in Preferred Shares — Auction Risk.”

Secondary Market Risk.    Because of the nature of the market for Preferred Shares, you may receive less than the price you paid for your shares if you sell them outside of an Auction, especially when market interest rates are rising, and, if the Fund redeems your Preferred Shares, you may not be able to find as good a yield on an investment with similar terms and quality. See “Risk Factors — Risk of Investing in Preferred Shares — Secondary Market Risk.”

Ratings Risk.    A rating agency could downgrade the rating assigned to Preferred Shares, which could affect liquidity. See “Risk Factors — Risk of Investing in Preferred Shares — Ratings and — Asset Coverage Risk.”

Asset Coverage Risk. The Fund may be forced to redeem your shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances.

In addition, the Fund will not be permitted to declare dividends or offer distributions with respect to the Preferred Shares unless the Fund meets certain asset coverage requirements prescribed by the 1940 Act. See “Risk Factors — Risk of Investing in Preferred Shares — Ratings Risk and — Asset Coverage Risk.”

Income Risk.    In certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on Preferred Shares. See “Risk Factors — Risk of Investing in Preferred Shares — Income Risk.”

Leverage Risk.    Preferred Shares will be junior to any Borrowings; any Borrowing may constitute a substantial lien and burden on Preferred Shares by reason of its prior claim against the income of the Fund and against the net assets of the Fund in liquidation; and, if the Fund leverages through Borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to Preferred Shares or purchase Preferred Shares unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any Borrowings that is continuing. See “Risk Factors — Risk of Investing in Preferred Shares — Leverage Risk.”

Inflation Risk.    As inflation occurs, the real value of Preferred Shares and distributions declines, which may be offset as it is expected that Preferred Share dividend rates would increase through the auction process. See “Risk Factors — Risk of Investing in Preferred Shares — Inflation Risk.”

In addition, general risks related to investing in the Fund include:

Risks of Securities Linked to the Real Estate Industry.    The Fund concentrates its assets in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Real Estate Company shares’ prices may drop because of the failure of Real Estate company borrowers to repay their loans and poor management. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect its ability to operate effectively. Real estate risks may also arise where Real Estate Companies fail to carry adequate insurance, or where a Real Estate Company may become liable for removal or other costs related to environmental contamination.

Real Estate Companies tend to be small to medium-sized companies. Real Estate Company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger company shares. There may be less trading in a smaller company’s shares, which means that buy and sell transactions in those shares could have a larger impact on the shares’ price than is the case with larger company shares.

An economic downturn could have a material adverse effect on the real estate markets and on the Real Estate Companies in which the Fund invests. See “Risk Factors — General Risks of Investing in the Fund — Risks of Securities Linked to the Real Estate Industry.”

Interest Rate Transactions Risk.    If the Fund enters into interest rate swap, interest rate cap or option or futures transactions, a decline in interest rates may result in a decline in the net amount receivable by the Fund under the interest rate hedging transaction (or increase the net amount payable by the Fund under the interest rate hedging transaction), which could result in a decline in the asset coverage. See “Interest Rate Transactions” and “Risk Factors — General Risks of Investing in the Fund — Interest Rate Transactions Risk”.

Risks of Investment in Lower-Rated Securities.    Fixed income securities of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Securities of below investment grade quality involve greater risks than higher-rated securities and are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. See “Risk Factors — General Risks of Investing in the Fund — Risks of Investment in Lower-Rated Securities.”

Market Disruption and Geopolitical Risk.    The aftermath of the war with Iraq and continuing terrorist attacks around the world may have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the military action in Iraq cannot be predicted with any certainty. The war, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. These events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Preferred Shares.

Non-Diversified Status.    The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund will therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. To help control this risk, the Fund will not invest more than 15% of its total assets in the securities of any one issuer other than the U.S. Government. See “The Fund’s Investments”, “Tax Matters” and “Risk Factors — General Risks of Investing in the Fund — Non-diversified Status.”

For additional general risks of investing in the Fund and Preferred Shares, see “Risk Factors” below.

Trading Market

Preferred Shares are not listed on an exchange. Instead, you may buy or sell Preferred Shares at an Auction that is normally held weekly by submitting orders to a broker-dealer that has entered into an agreement with the Auction Agent and the Fund (a “Broker-Dealer”), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

In addition to the Auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of Auctions, but may discontinue such market activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of Auctions only to or through a Broker-Dealer, or such other persons who may be permitted by the Fund.

The Auction Date for Preferred Shares will be a Business Day. The first Auction Date for New Preferred Shares will be                     , 2005, the Business Day before the Dividend Payment Date for the initial Dividend Period for Preferred Shares. The Auction for Preferred Shares will normally be held on a Monday and the start date for subsequent Dividend Periods will normally be the following Business Day, typically a Tuesday, unless the then-current Dividend Period is a Special Dividend Period, or the day that normally would be the Auction Date or the first day of the subsequent Dividend Period is not a Business Day. See “The Auction.”

Dividends and Dividend Periods

Investors in New Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such New Preferred Shares. The annual dividend rate for the initial Dividend Period for New Preferred Shares will be     %. For subsequent Dividend Periods, Preferred Shares will pay dividends based on a rate set at Auction, normally held weekly. In most instances, dividends for Preferred Shares are also paid weekly, on the first business day following the end of the Dividend Period. The rate set at Auction for Preferred Shares will not exceed the Maximum Rate (as defined below) under normal circumstances.

The Dividend Payment Date for the initial Dividend Period will be                     , 2005. If the day on which dividends are payable for Preferred Shares is not a Business Day, then dividends will be paid on the first Business Day that falls after that day. See “Description of Preferred Shares — Dividends and Dividend Periods.”

The number of days of the initial Dividend Period for New Preferred Shares will be              days. Subsequent Dividend Periods generally will be seven days. The Dividend Payment Date for Special Dividend Periods of more than seven days will be set out in the notice designating a Special Dividend Period. See “Description of Preferred Shares — Dividends and Dividend Periods — Designation of Special Dividend Periods.”

Asset Maintenance	Under the Articles Supplementary, the Fund must maintain:

•	asset coverage as required by the rating agency or agencies rating Preferred Shares; and

•	asset coverage of Preferred Shares of at least 200% as required by the 1940 Act.

Based on the composition of the Fund’s portfolio and market conditions as of May 31, 2005, the asset coverage of Preferred Shares as measured pursuant to the 1940 Act would be approximately 338% if the Fund were to issue all New Preferred Shares offered in this Prospectus, together with the Preferred Shares previously issued. Under the requirements of the 1940 Act, the Fund’s asset coverage ratio for indebtedness may not fall below 300%.

Taxation

Distributions with respect to Preferred Shares will generally be subject to U.S. federal income taxation. Because the Fund’s portfolio income will consist principally of dividend income from REITs, capital gains and interest income, (i) corporate investors in Preferred Shares generally will not be entitled to the 70% dividends received deduction and (ii) individual investors in Preferred Shares generally will not be entitled to the reduced tax rate on qualified dividend income. The Internal Revenue Service (“IRS”) currently requires that a regulated investment company which has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gain) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate ordinary income dividends and capital gain dividends between its Common Stock and Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. See “Tax Matters.”

Redemption

The Fund will not ordinarily redeem Preferred Shares. However, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem Preferred Shares under certain conditions. See “Description of Preferred Shares — Redemption” and “Description of Preferred Shares — Rating Agency Guidelines and Asset Coverage.”

Liquidation Preference

The liquidation preference of each Preferred Share will be $25,000 plus any accumulated but unpaid dividends to the date of liquidation, if any, whether or not earned or declared. See “Description of Preferred Shares — Liquidation.”

Voting Rights

The 1940 Act requires that the holders of the preferred stock of the Fund, including Preferred Shares, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors in the event that two years’ dividends on Preferred

Shares are unpaid. In each case, the remaining directors will be elected by holders of shares of Common Stock and holders of the preferred stock of the Fund, including Preferred Shares, voting together as a single class. The holders of the preferred stock of the Fund, including Preferred Shares, will vote as a separate class or classes on certain other matters as required under the Articles Supplementary, the 1940 Act and Maryland law. See “Description of Preferred Shares — Voting Rights” and “Certain Provisions in the Articles of Incorporation and By-Laws.”

Custodian, Transfer Agent, and Registrar	State Street Bank and Trust Company serves as the Fund’s custodian. Deutsche Bank Trust Company Americas serves as Auction Agent, Transfer Agent, Paying Agent and Registrar for Preferred Shares.

FINANCIAL HIGHLIGHTS

The table below shows selected financial information for a single share of Common Stock and a share of the currently outstanding Preferred Shares outstanding throughout the periods presented. The financial highlights for the fiscal years ended December 31, 2004 and December 31, 2003 and for the period from July 31, 2002 (commencement of operations of the Fund) to December 31, 2002 have been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s most recent financial statements for the year ended December 31, 2004 is included in the Fund’s December 31, 2004 Annual Report and incorporated by reference herein. The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Fund’s December 31, 2004 Annual Report, which is available without charge by calling the Fund at 1-888-735-6507.

	2004(1)	2003	2002(2)(3)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$18.21	$13.95	$14.30

Net Investment Income(4)	0.94	1.04	0.38
Net Gains on Securities (Both Realized and Unrealized)	3.30	4.96	0.18
Less Distributions Paid to Taxable Auction Rate Preferred Shareholders	(0.09)	(0.08)	(0.03)

Total from Investment Operations	4.15	5.92	0.17

Underwriting Commissions and Expenses for the Issuance of Taxable Auction Rate Cumulative Preferred Stock	0.00	0.00 ***	(0.09)

Dividends (from net investment income)
To Common Shareholders	(0.75)	(0.80)	(0.31)
Distributions (from capital gains)
To Common Shareholders	(0.32)	(0.62)	(0.07)
Returns of Capital
To Common Shareholders	(0.24)	(0.24)	(0.05)

Total Distributions	(1.31)	(1.66)	(0.43)

Net Asset Value, End of Period	$21.05	$18.21	$13.95

Market Price, End of Period	$18.47	$17.57	$14.01

Total Return on Net Asset Value(5)	24.75%	45.12%	0.69%*
Total Investment Return on Market Value(5)	13.45%	39.42%	(3.59)%*
Ratios/Supplemental Data:
Net Assets, End of Period (In Millions)	$233	$202	$150
Ratio of Expenses to Average Net Assets(4)(6)	1.02%	1.11%	1.11%**
Ratio of Net Investment Income to Average Net Assets(6)	5.00	6.60	6.66 **
Portfolio Turnover Rate	6%	27%	13%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period July 31, 2002 (commencement of operations) to December 31, 2002.
(3)

Due to a change in the accounting method that required a change in the classification of periodic payments made under interest rate swap agreements, certain amounts have been reclassified among net investment income and net realized and unrealized loss in order to conform to the current period. Without the effect of these reclassifications, for the period ended December 31, 2002, the amounts for net investment income and net realized and unrealized loss would have been $0.51 and $(0.31), respectively. In addition, the ratio of net investment income to average net assets would have been 8.91%. These reclassifications had no impact on the net asset value of the Fund or the amount and character of distributions.

(4)	The Investment Manager has agreed to waive a portion of its management fees for the years ended December 31, 2004, and December 31, 2003, and the period ended December 31, 2002. In addition, the Investment Manager has reimbursed the Fund for certain expenses for the period ended December 31, 2002. If such fees were not waived and/or expenses reimbursed, the per share actual expense ratios would have been 1.44%, 1.55% and 1.55% for the years ended December 31, 2004 and 2003 and the period ended December 31, 2002, respectively.
(5)	The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is not a guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(6)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
*	Total return is not annualized, as it may not be representative of the total return for the year.
**	Annualized
***	Amount represents less than $0.01 per share.

SUPPLEMENTAL SENIOR SECURITY INFORMATION

The table below sets forth information with respect to Preferred Shares throughout each period presented, as included in the Fund’s Annual Reports for each of the periods or years then ended from December 31, 2002 to December 31, 2004.

	2004	2003	2002
Involuntary Liquidating Preference Per Share(1)	$25,000	$25,000	$25,000
Total Amount Outstanding (000s)	65,000	65,000	65,000
Asset Coverage Per Share(2)	114,836	102,509	82,841
Average Market Value Per Share(1)	25,000	25,000	25,000

(1)	Excludes accumulated undeclared dividends.
(2)	Calculated by dividing the sum of net assets and preferred stock by the number of Preferred Shares outstanding.

THE FUND

Real Estate Income Fund Inc. is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated under the laws of the State of Maryland on May 16, 2002 pursuant to Articles of Incorporation (as amended, restated and supplemented from time to time, the “Articles” and, together with the Articles Supplementary, referred to as the “Charter”). On July 31, 2002, the Fund issued an aggregate of 9,650,000 shares of Common Stock, par value $.001 per share, pursuant to the initial public offering thereof and commenced its operations. On September 10, 2002, the Fund issued an additional 1,050,000 shares of Common Stock in connection with a partial exercise by the Underwriter for the Common Stock of an over-allotment option. On September 30, 2002, the Fund issued 2,600 shares of Taxable Auction Rate Preferred Stock, Series M, liquidation preference $25,000 per share, reclassified from authorized but unissued Common Stock, resulting in 89,297,400 shares of Common Stock authorized but unissued as of September 30, 2002. On May 26, 2005, the Board authorized 1,200 shares of Auction Rate Preferred Stock, Series M, liquidation preference $25,000 per share, reclassified from authorized but unissued Common Stock, resulting in 88,928,460 shares of Common Stock authorized but unissued as of May 26, 2005. In addition, through operation of the Fund’s Dividend Reinvestment Plan, the Fund has issued additional shares of Common Stock, resulting in an aggregate of 11,069,242 shares of Common Stock outstanding as of May 31, 2005. The Fund’s Common Stock is traded on the New York Stock Exchange (the “Exchange”) under the symbol “RIT.” The Fund’s principal office is located at 125 Broad Street, New York, New York 10004, and its telephone number is 1-888-735-6507.

The following provides information about the Fund’s outstanding shares as of May 31, 2005:

Title of Class	Amount Authorized		Amount Held by the Fund or for its Account	Amount Outstanding
Common Stock	100,000,000	*	0	11,069,242
Preferred Shares	3,800		0	2,600

*	A total of 100,000,000 shares of capital stock of the Fund are authorized under the Articles, all originally designated Common Stock pursuant to the Articles. The Board may classify or reclassify any authorized but unissued shares of capital stock from time to time without a shareholder vote into one or more classes of preferred or other stock by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. The Board has authorized the issuance of Preferred Shares, including the issuance of shares of New Preferred Shares.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $             after payment of the sales load and estimated offering costs.

The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term, money market instruments.

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Fund as of May 31, 2005, and as adjusted to give effect to the issuance of New Preferred Shares offered by this Prospectus.

	Actual	As Adjusted
	(Unaudited)
Taxable Auction Rate Preferred Stock, $25,000 per share liquidation preference; 3,800 shares authorized (2,600 shares issued and 3,800 shares issued, as adjusted, respectively)	$65,000,000	$95,000,000
Shareholders’ Equity:
Common Stock, $.001 par value per share; 100,000,000 shares authorized* (11,069,242 shares outstanding and 11,069,242 shares outstanding, as adjusted)**	$11,069	$11,069
Capital in excess of par value***	151,755,822	151,268,322
Balance of undistributed net investment income	386,543	386,543
Accumulated net realized gain from investment transactions	1,954,209	1,954,209
Net unrealized appreciation of investments	72,869,916	72,869,916

Total Net Assets attributable to Common Stock outstanding****	$226,977,559	$226,490,059

Net assets attributable to Common Stock outstanding plus liquidation value of Preferred Shares	$291,977,559	$321,490,059

*	A total of 100,000,000 shares of capital stock of the Fund are authorized under the Articles, all originally designated Common Stock pursuant to the Articles. The Board may classify or reclassify any authorized but unissued shares of capital stock from time to time without a shareholder vote into one or more classes of preferred or other stock by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. The Board reclassified 2,600 shares of Common Stock as Taxable Auction Rate Preferred Stock, Series M, in connection with the Fund’s initial Preferred Stock offering and has reclassified 1,200 shares of Common Stock as Taxable Auction Rate Preferred Stock, Series M, in connection with this offering.
**	None of these outstanding shares are held by or for the account of the Fund as of May 31, 2005.
***	As adjusted capital in excess of par value reflects a reduction for the sales load and estimated offering costs of the New Preferred Shares issuance of $487,500.
****	The computation of total net assets for purposes of this table and for certain other accounting purposes does not include the liquidation value of any outstanding preferred stock of the Fund. Total net assets, or net assets, as used in the Fund’s management agreement, however, includes both the liquidation value of any outstanding preferred stock of the Fund and the net assets attributable to Common Stock outstanding for the purposes of computing the management fee.

PORTFOLIO COMPOSITION

As of May 31, 2005, 99% of the market value of the Fund’s portfolio was invested in long-term investments and 1% in short-term investments. This information reflects the composition of the Fund’s assets as of May 31, 2005, and is not necessarily representative of the Fund as of the current fiscal year or at any time in the future.

THE FUND’S INVESTMENTS

Investment Objectives

The Fund’s primary investment objective is high current income. Capital appreciation is a secondary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are fundamental and may not be changed by the Fund’s Board without shareholder approval.

Investment Strategies

Concentration.    The Fund has a fundamental policy of concentrating its investments in the U.S. real estate industry and not in any other industry. This policy cannot be changed without shareholder approval. See “—Fundamental Investment Policies.”

Real Estate Companies.    Under normal market conditions, the Fund invests at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares (preferred shares that, upon the passage of time or the happening of certain events, automatically convert into common shares) and debt securities issued by Real Estate Companies, including REITs. A “Real Estate Company” is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate). As part of this policy, the Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of Real Estate Companies.

Substantially all of the equity securities of Real Estate Companies in which the Fund invests are traded on a national securities exchange or in the over-the-counter markets. At least 90% of the Fund’s total assets will be invested in securities of U.S. issuers located in the U.S. The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in industrialized countries, for example, the 30-member countries of Organization for Economic Cooperation and Development. The Fund will not invest more than 15% of its total assets in the securities of any one issuer other than the U.S. Government, nor will it invest in real estate or in securities of Real Estate Companies that are controlled by the Investment Manager, Citigroup Inc., the Sub-Adviser, IXIS Asset Management North America, L.P. or their respective affiliates.

The Fund may invest up to 20% of its total assets in U.S. Government obligations and other debt securities, including convertible debt securities, issued by Real Estate Companies.

REITs.    At least 80% of the Fund’s total assets will be invested under normal market conditions in income-producing equity securities issued by REITs. A REIT is a Real Estate Company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.

REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which Equity REITs typically invest include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund may invest up to 10% of its total assets in any combination of Mortgage REITs and Hybrid REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs.

Common Shares, Preferred Shares and Convertible Preferred Shares.    It is the Fund’s intention to invest approximately:

•	60% to 80% of its total assets in common shares issued by Real Estate Companies; and

•	20% to 40% of its total assets in preferred shares, including convertible preferred shares, issued by Real Estate Companies.

The actual percentage of common, preferred and convertible preferred shares, rights and warrants, U.S. Government obligations and debt securities in the Fund’s portfolio may vary over time based on the Sub-Adviser’s assessment of market conditions.

Preferred shares pay fixed or floating rate dividends to investors and have a “preference” over common shares in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred shares before paying any dividends on its common shares. Preferred shareholders of REITs usually have no right to vote for corporate directors or on other matters.

U.S. Government Obligations.    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, though issued by an instrumentality chartered by the U.S. Government, are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

Lower-Rated Securities.    The Fund invests in non-investment grade quality Ratable Securities, including unrated securities determined by the Sub-Adviser to be of comparable quality to such rated securities. Non-investment grade quality Ratable Securities are those that have received a rating lower than Baa or BBB by Moody’s, Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”), Fitch or a comparable rating by another NRSRO. The Fund will not invest in non-investment grade Ratable Securities if, as a result of such investment, more than 20% of the Fund’s total assets would be invested in non-investment grade Ratable Securities. In the event that a downgrade of one or more investment grade quality Ratable Securities causes the Fund to exceed this 20% limit, the Sub-Adviser will determine, in its discretion, whether to sell any non-investment grade Ratable Securities to reduce the percentage to below 20% of the Fund’s total assets. It is possible, therefore, that the value of non-investment grade Ratable Securities could exceed 20% of the Fund’s total assets for an indefinite period of time. The Sub-Adviser will monitor the credit quality of the Fund’s Ratable Securities.

Securities that are below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. Debt securities that are below investment grade quality are commonly referred to as junk bonds. The Fund may only invest in non-investment grade securities that are rated CCC or higher by S&P or Fitch, Caa or higher by Moody’s (or a comparable rating by another NRSRO), or unrated securities determined to be of comparable quality by the Sub-Adviser. The issuers of these securities have a currently identifiable vulnerability to default on their payments of principal and interest. Such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase. For a description of security ratings, see Appendix A of the SAI.

Illiquid Securities.    The Fund does not invest more than 10% of its total assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid, privately traded REITs and repurchase agreements with maturities in excess of seven days. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board has delegated to the Investment Manager the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. The Board has directed the Investment Manager to look for the following factors: (a) the trading volume of the securities; (b) the frequency of trades and quotes for the securities; (c) the number of dealers willing to purchase or sell the securities and the number of other potential purchasers; (d) dealer undertakings to make a market in the securities; (e) the trading markets for the securities; and (f) the nature of the securities and the nature of marketplace trades (including the time needed to dispose of the securities, methods of soliciting offers and mechanics of transfer).

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 10% of the value of its total assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as it deems advisable, if any, to protect liquidity.

As discussed below under “Interest Rate Transactions,” the Fund intends to segregate cash or liquid securities with its custodian having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid for purposes of its 10% limit or investments in illiquid securities.

Warrants and Rights.    Warrants are options to purchase equity securities at a specified price for a specified period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Short Sales and Derivatives.    The Fund will not enter into short sales or invest in derivatives, except for interest rate hedging purposes as described in this Prospectus and the SAI. See “Use of Leverage” and “Interest Rate Transactions.”

The Fund will only enter into futures contracts to hedge interest rate risks. A futures contract is a two party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts as an offset against the effect of expected increases in interest rates, and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund will only enter into futures contracts that are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

The Fund will only purchase or sell options on futures contracts to hedge interest rate risks. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures contract margin account. If the Fund sells (“writes”) options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option, and will mark such amounts to market daily.

Cash Positions.    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, the Fund may not achieve its investment objectives.

Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations, commercial paper and shares of money market funds. To the extent the Fund purchases shares of a money market fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such fund.

Securities Lending.    The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. The Fund would continue to receive the income on the loaned securities and would at the same time earn interest on the collateral or on the investment of any cash collateral. The Fund presently intends to invest such cash collateral in money market instruments listed above in “ — Cash Positions.” The Fund will not lend portfolio securities representing more than one-third of its total assets.

Lending securities involves a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly.

Portfolio Turnover.    The Fund may engage in portfolio trading when the Sub-Adviser considers it to be appropriate, but the Fund will not use short-term trading as the primary means of achieving its investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of the Sub-Adviser, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

Fundamental Investment Policies

The Fund has adopted certain fundamental investment policies designed to limit investment risk and maintain portfolio diversification. These fundamental investment policies may not be changed without the approval of the holders of a majority of the outstanding shares of Common Stock and Preferred Shares voting as a single class. In addition, changes to the Fund’s fundamental investment policies that require the approval of shareholders under Section 13(a) of the 1940 Act also require the separate approval of the holders of a majority of the outstanding preferred shares, including Preferred Shares, if any, voting as a separate class. A “majority of the outstanding” shares means (a) 67% or more of the shares present at meeting, if the holders of more than 50% of the shares outstanding are present or represented by proxy, or (b) more than 50% of the shares outstanding, whichever of (a) or (b) is less. See “Investment Objectives” and “Investment Policies and Techniques” in the SAI

for a complete list of the fundamental and non-fundamental investment policies of the Fund. See “Description of Preferred Shares — Voting Rights” for additional information with respect to the voting rights of holders of Preferred Shares.

The Fund may become subject to guidelines which are more limiting than the fundamental investment policies referenced above in order to obtain and maintain ratings from Moody’s and Fitch on Preferred Shares.

Investment Philosophy

The Sub-Adviser employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. The Sub-Adviser believes that ultimately the performance of Real Estate Companies’ securities is dependent upon the performance of the underlying real estate assets and company management, as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, the Sub-Adviser draws upon the combined expertise of its real estate, research and securities professionals in consultation with the Investment Manager.

Investment Process

When selecting investments for the Fund, the Sub-Adviser generally considers the following factors that it believes help to identify those Real Estate Companies whose securities represent the greatest value and price appreciation potential:

•	Valuation: The Sub-Adviser has developed a proprietary model to assess the relative value of each security in the Fund’s investment universe. This model is designed to estimate what a Real Estate Company’s anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps the Sub-Adviser to identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. The Sub-Adviser will generally sell a security once it is considered overvalued or when the Sub-Adviser believes that there is greater relative value in other securities in the Fund’s investment universe.

•	Price: The Sub-Adviser examines the historic pricing of each Real Estate Company in the Fund’s universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the Fund’s universe in general, are generally given greater weight than those that have over-performed.

•	Income: The Sub-Adviser further evaluates Real Estate Companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

•	Catalysts: When evaluating a security, the Sub-Adviser also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.

In order to control risk, the Sub-Adviser will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, the Sub-Adviser’s securities selection disciplines and fundamental real estate market and property type analyses may lead the Sub-Adviser to overweight or underweight particular property types and/or geographic regions from time to time.

Use of Leverage

Through issuance of Preferred Shares, the Fund intends to use leverage for investment purposes. The Fund currently anticipates its use of leverage to represent approximately 30% of its total assets, including the proceeds of such leverage. In addition to issuing Preferred Shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. See “Description of Preferred Shares” and “Description of Borrowings” below. The Fund employs financial leverage for the purpose of acquiring additional income-producing investments when the Investment Manager and the Sub-Adviser believe that such use of proceeds will enhance the Fund’s net income. The amount of outstanding financial leverage may vary with prevailing market or economic conditions. Leverage entails special risks. See “Risk Factors — Risk of Investing in Preferred Shares — Leverage Risk.” The management fee and subadvisory fee paid to the Investment Manager and the Sub-Adviser, respectively, are calculated on the basis of the Fund’s total Managed Assets, including proceeds of financial leverage, so the fees will be higher when leverage is utilized.

INTEREST RATE TRANSACTIONS

In order to reduce the interest rate risk inherent in the Fund’s investments and underlying capital structure, the Fund may enter into interest rate swap or cap transactions. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the Fund’s net earnings as a result of leverage.

Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund’s variable rate payment obligation on Preferred Shares or any variable rate Borrowing. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund’s leverage. The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid for purposes of its 10% limit on investments in illiquid securities.

The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the Fund’s overall performance. To the extent there is a decline in interest rates, the net amount receivable by the Fund, if any, under the interest rate swap or cap could decline, and could thus result in a decline in the Fund’s net asset value. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce the Fund’s net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the Fund’s net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the Fund’s performance by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Fund in the event that the premium paid by the Fund to the counterparty exceeds the additional amount of dividends on Preferred Shares or interest on Borrowings that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of entering into swaps or caps other than as described in this Prospectus. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund’s leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on Preferred Shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Fund.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Sub-Adviser will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as those of the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make dividend payments on Preferred Shares.

The Fund may choose or be required to redeem some or all Preferred Shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

The Fund may also purchase and sell futures contracts and options on futures contracts to hedge interest rate risk. See “The Fund’s Investments — Investment Strategies — Short Sales and Derivatives.”

The Fund’s ability to engage in interest rate transactions to hedge interest rate risk may be limited by tax considerations.

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in Preferred Shares.

RISK OF INVESTING IN PREFERRED SHARES

Interest Rate Risk

Preferred Shares pay dividends based on short-term interest rates. The Fund purchases real estate equity securities that pay dividends that are based on the performance of the issuing companies. The Fund also may buy real estate debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Real estate company dividends, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on Preferred Shares may rise so that the amount of dividends paid to holders of Preferred Shares exceeds the income from the portfolio securities. Because income from the Fund’s entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on Preferred Shares, however, dividend rates on Preferred Shares would need to greatly exceed the Fund’s net portfolio income before the Fund’s ability to pay dividends on Preferred Shares would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund’s investment portfolio, reducing the amount of assets serving as asset coverage for Preferred Shares. The Fund may enter into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. See “How the Fund Manages Risk.”

Auction Risk

You may not be able to sell your Preferred Shares at an Auction if the Auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain Preferred Shares) at an Auction only at a specified rate, and that bid rate exceeds the rate set at the Auction, you will not retain your Preferred Shares. Additionally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of Preferred Shares, which could affect the liquidity of your investment. See “Description of Preferred Shares” and “The Auction — Auction Procedures.”

Secondary Market Risk

If you try to sell your Preferred Shares between Auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period (a dividend period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares either if an Auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not registered on a stock exchange or the Nasdaq stock market. If you sell your Preferred Shares to a broker-dealer between Auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last Auction. Investors who purchase Preferred Shares in an Auction for a special dividend period should note that because the dividend will be fixed for a longer period, the value of Preferred Shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction. Accrued Preferred Share dividends, however, should at least partially compensate for the increased market interest rates.

Ratings Risk

While Moody’s and Fitch assign ratings of “Aaa” or “AAA”, respectively, to Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. A rating agency could downgrade the Preferred Shares rating which may make your shares less liquid at an Auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades the rating of Preferred Shares, the Fund will alter its portfolio or redeem Preferred Shares. The Fund may voluntarily redeem Preferred Shares under certain circumstances. See “Description of Preferred Shares — Rating Agency Guidelines and Asset Coverage” for a description of the asset maintenance tests the Fund must meet.

Asset Coverage Risk

The Fund will not be permitted to declare dividends or offer distributions with respect to the Preferred Shares unless the Fund meets certain asset coverage requirements prescribed by the 1940 Act. Under the requirements of the 1940 Act, the Fund must maintain an asset coverage with respect to Preferred Shares of at least 200% and the Fund’s asset coverage ratio for indebtedness may not fall below 300%.

Income Risk

The Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If the Fund’s income drops, over time the Fund’s ability to make dividend payments with respect to Preferred Shares may be impaired.

Leverage Risk

The Fund uses financial leverage for investment purposes, an amount currently anticipated to represent approximately 30% of its total assets (including the proceeds from such financial leverage). In addition to issuing Preferred Shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. The Fund may also borrow funds (a) in connection with a loan made by a bank or other party that is privately arranged and not intended to be publicly distributed or (b) in an amount equal to up to 5% of its total assets for temporary purposes only.

If the Fund issues any senior securities representing indebtedness (as defined in the 1940 Act), including any Borrowings, under the requirements of the 1940 Act, the value of the Fund’s total assets, less all liabilities and indebtedness of the Fund not represented by such senior securities, must be at least equal, immediately after any such senior securities representing indebtedness, to 300% of the aggregate value of such senior securities, including any Borrowings. Upon the issuance of Preferred Shares, the value of the Fund’s total assets, less all liabilities and indebtedness of the Fund not represented by senior securities must be at least equal, immediately after the issuance of Preferred Shares, to 200% of the aggregate value of any senior securities, including any Borrowings, and Preferred shares.

If the Fund seeks an investment grade rating from one or more NRSROs for any commercial paper and notes (which the Fund expects to do if it issues any such commercial paper or notes), asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. Any lender with respect to Borrowings by the Fund may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund’s investment practices.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The money borrowed pursuant to any Borrowings may constitute a substantial lien and burden on Preferred Shares by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund may not be permitted to declare dividends or other distributions, including shares with respect to Preferred Shares, or purchase or redeem shares, including Preferred Shares unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any Borrowings that is continuing. See “Description of Preferred Shares — Restrictions on Dividends and Other Distributions.” In the event of a default under any Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.

The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund’s current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties.

Because the fee paid to the Investment Manager and the Sub-Adviser is calculated on the basis of total Managed Assets, the fee will be higher when leverage is utilized, giving the Investment Manager and the Sub-Adviser an incentive to utilize leverage.

Inflation Risk

Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of your Preferred Shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the Auction process, Preferred Shares dividend rates would increase, tending to offset this risk.

GENERAL RISKS OF INVESTING IN THE FUND

Investment Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Risks of Securities Linked to the Real Estate Industry

The Fund will invest in real estate indirectly through securities issued by Real Estate Companies, including REITs. Because of the Fund’s policies of indirect investments in real estate and concentration in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate

•	general and local economic conditions

•	unavailability of mortgage funds

•	overbuilding

•	extended vacancies of properties

•	increased competition

•	increases in property taxes and operating expenses

•	changes in zoning laws

•	losses due to costs of cleaning up environmental problems

•	liability to third parties for damages resulting from environmental problems

•	casualty or condemnation losses

•	limitations on rents

•	changes in neighborhood values and the appeal of properties to tenants

•	changes in interest rates

As a result of these factors, the value of the Fund’s portfolio may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on the Real Estate Companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities, and its ability to pay dividends, will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the Real Estate Company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of Real Estate Companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A Real Estate Company may also have joint venture investments in certain of its properties, and consequently its ability to control decisions relating to such properties may be limited.

As discussed below, real property investments are also subject to risks that are specific to the investment sector or type of property in which the Real Estate Companies are investing.

Retail Properties.    Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise, although certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

Office and Industrial Properties.    Office and industrial properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office and industrial properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect are increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

Hotel Properties.    The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property after a foreclosure of the property.

Healthcare Properties.    Healthcare properties and healthcare providers are affected by several significant factors, including: (1) federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; (2) continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare) and from private sector health insurance providers; and (3) competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

Governmental laws and regulations affecting healthcare are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

Multifamily/Residential Properties.    The value and successful operation of a multifamily and residential property may be affected by a number of factors, such as the location of the property, the ability of management to provide adequate maintenance and insurance, the types of services provided by the property, the level of mortgage rates, the presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and the oversupply of units due to new construction. In addition, multifamily and residential properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

Self-Storage Properties.    The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions.

Other factors may contribute to the riskiness of real estate investments.

Insurance Issues.    Certain Real Estate Companies may have disclosed in connection with the issuance of their securities that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among Real Estate Companies. Moreover, there are certain types of extraordinary losses that may be uninsurable or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the Real Estate Company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. In addition, after the September 11, 2001 terrorist attacks in New York City and Washington, D.C., the cost for insurance for acts of terrorism has increased while coverage has diminished, leading to an additional risk that damage due to terrorism will not be insured. Should any type of uninsured loss occur, the Real Estate Company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would adversely impact the Fund’s investment performance.

Financial Leverage.    Real Estate Companies, including REITs, may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. Real Estate Companies are subject to risks normally associated with debt financing. If the principal payments of a Real Estate Company’s debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the Real Estate Company’s cash flow may not be sufficient to repay all maturing debt outstanding.

In addition, a Real Estate Company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict the Real Estate Company’s range of operating activity. A Real Estate Company may therefore be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the Real Estate Company.

Environmental Risks.    In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a Real Estate Company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as governmental fines and liabilities for injuries to persons and property and other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such Real Estate Company and, as a result, the amount available to make distributions on its shares could be reduced.

Smaller Companies.    Even the larger Real Estate Companies in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s shares, which means that buy and sell transactions in those shares could have a larger impact on the share’s price than is the case with larger company shares. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s share price than is the case for a larger company. Further, smaller company shares may perform differently in different cycles than larger company shares. Accordingly, Real Estate Company shares can be more volatile than — and at times will perform differently from — large company shares such as those found in the Dow Jones Industrial Average.

Tax Issues.    REITs are subject to a highly technical and complex set of provisions in the Internal Revenue Code of 1986, as amended (the “Code”). It is possible that the Fund may invest in a Real Estate Company which purports to be a REIT but which fails to qualify as a REIT under the Code. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a creditor or lessor and may incur substantial costs associated with protecting its investments. There is a risk that future changes in U.S. tax laws may affect the tax treatment of REITs and their dividends.

Interest Rate Transactions Risk

The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses on Preferred Shares or Borrowings resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See “Interest Rate Transactions.”

Risks of Futures and Options on Futures

The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below:

•	Successful use of hedging transactions depends upon the Sub-Adviser’s ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.

•	There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

•	Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

•	There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

•	There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Risks of Investment in Lower-Rated Securities

While securities carrying the fourth highest quality rating (Baa by Moody’s or BBB by S&P or Fitch) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in securities in the higher rating categories and such securities lack outstanding investment characteristics and, in fact, have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities.

Fixed-income securities of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Securities of below investment grade quality involve greater risks than higher-rated securities and are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund. Adverse publicity and investor perceptions may decrease the values and liquidity of lower-rated securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

Risks of Warrants and Rights

Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security.

Market Disruption and Geopolitical Risk

The aftermath of the war with Iraq and continuing terrorist attacks around the world may have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the military action in Iraq cannot be predicted with any certainty. The war, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. These events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Preferred Shares.

Foreign Security Risk

The prices of foreign securities may be affected by factors not present in U.S. markets, including:

•	Currency exchange rates. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

•	Political and economic conditions. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

•	Regulations. Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

•	Markets. The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

Non-diversified Status

Because the Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund will be more susceptible than a diversified fund to any single corporate, economic, political or regulatory occurrence. See “The Fund’s Investments.” To help control this risk, the Fund will not invest more than 15% of its total assets in the securities of any one issuer other than the U.S. Government. Moreover, the Fund intends to diversify its investments to the extent necessary to maintain its status as a regulated investment company under U.S. tax laws. See “Tax Matters.”

Anti-Takeover Provisions

The Fund’s Articles and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Certain Provisions in the Articles of Incorporation and By-Laws.”

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority (as such term is defined in the 1940 Act) of the outstanding shares of Common Stock and Preferred Shares voting together as a single class, and the approval of the holders of a majority (as such term is defined in the 1940 Act) of outstanding Preferred Shares voting as a separate class. The Fund is subject to guidelines which are more limiting than the investment restriction set forth above in order to obtain and maintain ratings from Moody’s or Fitch on Preferred Shares. See “Investment Objectives — Investment Policies” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Limited Borrowings

Under the requirements of the 1940 Act, the Fund, immediately after issuance of any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act) must have an asset coverage of at least 300%. With respect to any Borrowings that are senior securities representing indebtedness, asset coverage means the ratio of the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities to the aggregate amount of such Borrowings that are senior securities representing indebtedness issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

MANAGEMENT OF THE FUND

Directors and Officers

The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of the Fund and to the Investment Manager, subject always to the objectives, restrictions and policies of the Fund and to the general supervision of the Board. Certain Directors and officers of the Fund are affiliated with the Investment Manager and Citigroup Inc., the parent corporation of the Investment Manager. All of the Fund’s executive officers hold similar offices with some or all of the Investment Manager’s other funds. The Investment Manager has delegated most of the day-to-day investment operations of the Fund to the Sub-Adviser, subject to the oversight of the Investment Manager and the Board.

Investment Manager and Sub-Adviser

The Fund’s investment manager is Citi Fund Management Inc., 100 First Stamford Place, Stamford, Connecticut 06902. The Investment Manager oversees the Fund’s operations and provides administrative services. The Investment Manager is an affiliate of (and may be deemed to be controlled by) Citigroup Inc. Citigroup businesses provide a broad range of financial services — asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading — and use diverse channels to make them available to consumer and corporate customers around the world. Citi Fund Management Inc. was established in 2001 to take over the mutual fund-related investment advisory operations of Citibank, N.A. and, together with Citibank affiliates in New York, London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. The Investment Manager is responsible for the selection and ongoing monitoring of the Sub-Adviser and the Fund’s cash management. The Investment Manager also provides administrative services for the Fund.

The Fund’s sub-adviser is AEW Management and Advisors, L.P. The Sub-Adviser is registered as an investment adviser with the SEC. Together with its affiliates, the Sub-Adviser managed over $20 billion of client capital as of March 31, 2005. The Sub-Adviser is a subsidiary of (and therefore may be deemed to be controlled by) IXIS Asset Management North America, L.P., a firm with 12 U.S. investment management affiliates having approximately $185 billion in assets under management for institutions and individuals as of March 31, 2005. IXIS Asset Management North America is a subsidiary of IXIS Asset Management, which is the asset management arm of Caisse D’Epargne. Through subsidiaries and affiliates in the United States, Europe and Asia, IXIS Asset Management had over $500 billion in assets under management as of March 31, 2005. The Sub-Adviser’s address is Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210.

Portfolio Manager

A team of professionals at the Sub-Adviser, working under the Fund’s portfolio manager, is primarily responsible for overseeing the day-to-day operations of the Fund. That team is led by Matthew A. Troxell, who serves as Portfolio Manager for the Fund. Mr. Troxell joined the Sub-Adviser in 1994 as a Vice President and became a Principal of the firm in 1997. He has 22 years of securities and portfolio management experience. Prior to joining the Sub-Adviser, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas. Mr. Troxell is a graduate of Tufts University (B.A.) and holds the designation of Chartered Financial Analyst (CFA).

Additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund is provided in the Statement of Additional Information under “Portfolio Manager.”

Investment Management Agreement and Sub-Investment Advisory Agreement

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual management fee for the services and facilities provided by the Investment Manager of 0.90% of the Fund’s Managed Assets (which includes assets attributable to Preferred Shares and the principal amount of Borrowings), calculated daily and payable on a monthly basis.

For the first seven (7) years of the Fund’s operations (starting July 31, 2002), the Investment Manager has agreed to waive a portion of its management fee in the amounts, and for the time periods, set forth below:

Waiver Period(1)	Fee Waiver (as a percentage of Managed Assets)
Year 1	0.32%
Year 2	0.32
Year 3	0.32
Year 4	0.32
Year 5	0.32
Year 6	0.20
Year 7	0.10

(1)	Year 1 represents the period from the commencement of operations through July 31, 2003; then yearly thereafter.

Pursuant to a Sub-Investment Advisory Agreement among the Fund, the Investment Manager and the Sub-Adviser, the Sub-Adviser will receive from the Investment Manager a sub-advisory fee at an annual rate equal to: (a) for the first five years of the Fund’s operations, 0.40% of the first $100 million of the Fund’s Managed Assets, 0.35% of the next $100 million of the Fund’s Managed Assets and 0.30% of the Fund’s Managed Assets in excess of $200 million; and (b) starting five years after the commencement of the Fund’s operations, 50% of the management fee paid by the Fund to the Investment Manager (net of the waivers described above). The Sub-Adviser has agreed to waive a portion of its sub-advisory fee until the Investment Manager recoups certain costs it incurred in connection with the offering.

In addition to the fee paid to the Investment Manager, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its Directors (other than those affiliated with the Investment Manager), custodian, transfer agency and dividend disbursing expenses, rating agency fees, legal fees, expenses of independent auditors, expenses of registering and qualifying shares for sale, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses in connection with any Borrowings, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, amendments to the Fund’s registration statement, membership in investment company organizations, and taxes, if any.

Since the Fund’s beginning of operations on July 31, 2002, Citigroup Global Markets Inc. (“CGM”), an indirect wholly-owned subsidiary of Citigroup, and the Underwriter of the original offering of Preferred Shares and this offering of New Preferred Shares, received brokerage commissions in 2002, 2003, and 2004 from the Fund of $53,930, $9,495 and $2,250, respectively, and auction participation fees of $37,882, $162,684 and $163,130, respectively.

Recent Developments

On May 31, 2005, the Securities and Exchange Commission (the “Commission”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc., the Underwriter, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The Commission order finds that SBFM and Citigroup Global Markets Inc. willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and Citigroup Global Markets Inc. knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: (i) First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and (ii) Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and Citigroup Global Markets Inc. The order also finds that SBFM and Citigroup Global Markets Inc. willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and Citigroup Global Markets Inc. do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The Commission censured SBFM and Citigroup Global Markets Inc. and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the Commission. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and Citigroup Global Markets Inc. to oversee a competitive bidding process. Under the order, Citigroup must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distribution will be allocated, and when such distribution will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

The Fund did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

Citigroup and Legg Mason, Inc. Agreement

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”). As part of this transaction the Fund’s investment adviser, Citi Fund Management, Inc., an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the 1940 Act, consummation of the transaction will result in the automatic termination of the Investment Management Agreement with the Investment Manager. Therefore, the Fund’s Board will be asked to approve a new investment management contract between the Fund and the Investment Manager. If approved by the Board, the new investment management contracts will be presented to the shareholders of the Fund for their approval.

DESCRIPTION OF PREFERRED SHARES

The following is a brief description of the terms of Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Charter, including the provisions of the Articles Supplementary. A copy of the Articles Supplementary is filed as an exhibit to the Registration Statement of which this Prospectus is a part and may be inspected, and a copy thereof may be obtained, as described under “Additional Information.”

General

Pursuant to the Articles, the Board may classify or reclassify authorized but unissued shares of capital stock by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, prior to issuance. The Board previously authorized the issuance of 2,600 shares of Preferred Shares in the initial offering of Preferred Shares and has authorized the issuance of up to 1,500 shares of New Preferred Shares. All Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

Preferred Shares will rank on a parity with shares of any other class or series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation. All Preferred Shares carry one vote per share on all matters on which such shares are entitled to be voted. Preferred Shares are, when issued, fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.

Dividends and Dividend Periods

Dividend Payments.    Dividends on Preferred Shares shall be payable, when, as and if declared by the Board out of funds legally available therefore in accordance with the Charter and applicable law. Dividends on the New Preferred Shares will accumulate at the initial dividend rate beginning on                      , 2005. The Dividend Payment Date for the New Preferred Shares for the initial Dividend Period will be                      , 2005. Thereafter, dividends will normally be paid on                     . However, if the day on which dividends on New Preferred Shares would otherwise be payable is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day. In addition, the Fund may specify different Dividend Payment Dates for Preferred Shares in respect of any Special Dividend Period of more than 7 Dividend Period days.

The number of days of the initial Dividend Period for the New Preferred Shares will be              days. The Fund will designate the duration of subsequent Dividend Periods of Preferred Shares, unless the Fund, subject to certain conditions, designates such subsequent Dividend Period as a Special Dividend Period. See “ — Designation of Special Dividend Periods” below.

The initial dividend rate on the New Preferred Shares for the initial Dividend Period will be     %. For each subsequent Dividend Period, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund results from an Auction, except as provided below. The Applicable Rate that results from an Auction will not be greater than the Maximum Rate (as defined below).

The amount of dividends per Preferred Share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

Dividends will be paid through the Securities Depository on each Dividend Payment Date in accordance with its normal procedures, which currently provide for it to distribute dividends in next-day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. Each of the current Broker-Dealers, however, has indicated to the Fund that such Broker-Dealer or the Agent Member designated by such Broker-Dealer will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or its designee as Agent Member.

Maximum Rate.    The Applicable Rate that results from an Auction will not be lower than 70% of the applicable AA Composite Commercial Paper Rate (the “Minimum Rate”) or greater than 150% (the “Maximum Rate”) of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a period of 184 days or more) at the close of business on the Business Day next preceding such Auction Date; provided, however, that the Maximum Rate is subject to upward but not downward adjustment in the discretion of the Board after consultation with the Broker-Dealers, and that immediately following any such increase, the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

If an Auction for any subsequent Dividend Period is not held for any reason other than as described below with respect to a Default, the dividend rate for such subsequent Dividend Period will be the Maximum Rate on the Auction Date for such subsequent Dividend Period.

Default Period.    Subject to cure provisions, a “Default Period” will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (a) the full amount of any declared dividend on Preferred Shares payable on the Dividend Payment Date (a “Dividend Default”) or (b) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default,” and together with a Dividend Default hereinafter referred to as “Default”). Subject to cure provisions, a Default Period with respect to a Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a

Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period. No Default Period with respect to a Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for Preferred Shares. The Default Rate shall be equal to the Reference Rate (“Reference Rate” means, with respect to the determination of the Default Rate, the applicable “AA” Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more)), multiplied by three (3).

Restrictions on Dividends and Other Distributions.    Except as otherwise described herein, for as long as any Preferred Shares are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in, or in options, warrants or rights to subscribe for or purchase, its shares of Common Stock) in respect of its Common Stock or other shares of the Fund ranking junior to Preferred Shares as to the payments of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless (a) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved; (b) full cumulative dividends on Preferred Shares through the most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (c) the Fund shall have redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto.

Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of Fund shares ranking, as to the payment of dividends, on a parity with Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on Preferred Shares through the most recent Dividend Payment Date. When dividends are not paid in full upon Preferred Shares through the most recent Dividend Payment Date or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any such other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on Preferred Shares and such other class or series of shares bear to each other.

Designation of Special Dividend Periods.    The Fund, at its option, may designate any succeeding subsequent Dividend Period as a Special Dividend Period, subject to certain adjustments. A designation of a Special Dividend Period shall be effective only if, among other things, (a) the Fund shall have given certain notices to the Auction Agent, (b) an Auction shall have been held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period and Sufficient Clearing Bids shall have existed in such Auction and (c) if the Fund shall have mailed a notice of redemption with respect to any Preferred Shares and the redemption price with respect to such shares shall have been deposited with the Auction Agent. The Fund will give holders of Preferred Shares notice of a Special Dividend Period as provided in the Articles Supplementary.

Redemption

Mandatory Redemption.    In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, Preferred Shares will be subject to mandatory redemption on a date specified by the Board out of funds legally available therefor in accordance with the Charter and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required Discounted Value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred stock of the Fund, subject to redemption or retirement. If fewer than all outstanding Preferred Shares are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

Optional Redemption.    To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may redeem Preferred Shares having a Dividend Period of one year or less, in whole or in part, on the Business Day after the last day of such Dividend Period upon not less than 15 calendar days, and not more than 40 calendar days, prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain deposit securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of Preferred Shares by reason of the redemption of Preferred Shares on such date fixed for the redemption and (ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount.

Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on any outstanding preferred stock, including all outstanding Preferred Shares, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding preferred stock pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding preferred stock.

Liquidation

Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the shares of Common Stock, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

Rating Agency Guidelines and Asset Coverage

The Fund is required under the 1940 Act and Moody’s and Fitch guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody’s and Fitch have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of Preferred Shares then outstanding and (b) certain accrued and projected payment obligations of the Fund.

The Fund is also required under the 1940 Act and rating agency guidelines to maintain, with respect to Preferred Shares, as of the last Business Day of each month in which any such shares are outstanding, asset coverage of at least 200% with respect to senior securities which are shares, including Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares) (“1940 Act Preferred Shares Asset Coverage”). Based on the composition of the portfolio of the Fund and market conditions as of May 31, 2005, 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares, assuming the issuance of all New Preferred Shares offered hereby and giving effect to the deduction of sales load and offering costs for the New Preferred Shares estimated at $487,531, would have been computed as follows:

Value of Fund assets less liabilities not constituting senior securities	=	$321,490,059	=	338%
Senior securities representing indebtedness plus liquidation value of Preferred Shares		$95,000,000

In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, the Fund will be required to redeem Preferred Shares as described under “Redemption — Mandatory Redemption” above.

The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody’s or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for Preferred Shares may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody’s or Fitch, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody’s and Fitch to Preferred Shares.

As described by Moody’s and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on Preferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody’s and Fitch by the Fund and the Investment Manager and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock has not been rated by an NRSRO.

A rating agency’s guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody’s or Fitch, or both, for rating Preferred Shares.

Voting Rights

Except as otherwise provided in this Prospectus and in the SAI, in the Charter or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of shares of Common Stock and holders of any other shares of preferred stock of the Fund (one vote per share) and will vote together with holders of shares of Common Stock and holders of any other shares of preferred stock of the Fund as a single class. There is presently no preferred stock of the Fund authorized or issued other than Preferred Shares.

In connection with the election of the Fund’s directors, holders of outstanding Preferred Shares, voting as a separate class, are entitled to elect two of the Fund’s directors, and the remaining directors are elected by holders of shares of Common Stock and Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding Preferred Shares shall be due and unpaid in an amount equal to two full years’ dividends thereon, then, as the sole remedy of holders of outstanding Preferred Shares, the number of directors constituting the Board shall be increased by the smallest number that, when added to the two directors elected exclusively by the holders of Preferred Shares, as described above, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding Preferred Shares and sufficient cash or specified securities are set apart for the payment of such dividends, the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional directors elected by the holders of Preferred Shares (but not of the directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two directors the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

So long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote of the Holders of a majority of the outstanding Preferred Shares, (a) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (b) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund’s assets as a whole, except (i) liens, the validity of which are being contested in good faith by appropriate proceedings, (ii) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (iii) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to Preferred Shares, (iv) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (c) below and (v) liens to secure payment for services rendered including, without limitation, services rendered by the Fund’s Paying Agent and the Auction Agent; or (c) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund’s investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of Preferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s investment restrictions described under “Investment Objectives — Investment Policies — Fundamental Policies” in the SAI and changes in the Fund’s subclassification as a closed-end investment company.

The affirmative vote of the Holders of a majority, as defined in the 1940 Act, of the outstanding shares of Preferred Shares, voting as a separate class, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of Preferred Shares in a manner different from that of other series or classes of the Fund’s shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any rights, preference or power unless such matter (a) alters or abolishes any preferential right of Preferred Shares; (b) creates, alters or abolishes any right in respect of redemption of Preferred Shares; or (c) creates or alters (other than to abolish) any restriction on transfer applicable to Preferred Shares. The vote of holders of Preferred Shares described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of Common Stock and/or preferred stock necessary to authorize the action in question.

The Board, without the vote or consent of any holder of shares of preferred stock, including the Preferred Shares, or any other stockholder of the Fund, may from time to time amend, alter or repeal any or all of the definitions contained in the Articles Supplementary, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth therein, all in connection with obtaining or maintaining the rating of Moody’s and Fitch, or any other rating agency that is rating the Preferred Shares (“Rating Agency”), with respect to the Preferred Shares, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares or the holders thereof, provided that the Board receives written confirmation from each relevant Rating Agency that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency. In addition, subject to compliance with applicable law, the Board may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of shares of preferred stock, including the Preferred Shares, or any other stockholder of the Fund, but only with confirmation from each Rating Agency, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would meet the Preferred Shares Basic Maintenance Amount Test.

The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (a) redeemed or (b) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

THE AUCTION

General

The Articles Supplementary provide that, except as otherwise described herein, the Applicable Rate for Preferred Shares for each Dividend Period after the initial Dividend Period shall be equal to the rate per year that the Auction Agent advises on the Business Day preceding the first day of such subsequent Dividend Period (an “Auction Date”) has resulted from implementation of the auction procedures (the “Auction Procedures”) set forth in the Articles Supplementary and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. Each periodic implementation of the Auction Procedures is referred to herein as an “Auction.” See the Articles Supplementary for a more complete description of the Auction process.

Auction Agency Agreement.    The Fund has entered into an Auction Agency Agreement (the “Auction Agency Agreement”) with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Preferred Shares so long as the Applicable Rate is to be based on the results of an Auction.

The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

Broker-Dealer Agreements.    Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the “Broker-Dealer Agreements”) with Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Preferred Shares.

The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 0.25%, in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

Auction Procedures

Prior to the Submission Deadline on each Auction Date for Preferred Shares, each customer of a Broker-Dealer who is a Beneficial Owner may submit orders (“Orders”) with respect to such Preferred Shares to that Broker-Dealer as follows:

•	Hold Order — indicating its desire to hold such shares without regard to the Applicable Rate for the next Dividend Period thereof.

•	Bid — indicating its desire to sell such shares at $25,000 per share if the Applicable Rate for the next Dividend Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order). A bid order by an existing holder will be deemed an irrevocable offer to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate or spread specified in the bid.

•	Sell Order — indicating its desire to sell such shares at $25,000 per share without regard to the Applicable Rate for the next Dividend Period thereof.

A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to Preferred Shares then held by such Beneficial Owner. A Beneficial Owner that submits a Bid with respect to such shares to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit an Order with respect to such shares to its Broker-Dealer for an Auction relating to a Dividend Period of more than 28 Dividend Period days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell Preferred Shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

A customer of a Broker-Dealer that is not a Beneficial Owner of Preferred Shares but that wishes to purchase Preferred Shares, or that is a Beneficial Owner of Preferred Shares that wishes to purchase additional Preferred Shares (in each case, a “Potential Beneficial Owner”), may submit Bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the Applicable Rate for the next Dividend Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate higher than the Maximum Rate on the Auction Date will not be accepted.

The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer’s failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Preferred Shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner’s failure to submit to its Broker-Dealer an Order in respect of Preferred Shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

If Sufficient Clearing Bids for Preferred Shares exist (that is, the number of Preferred Shares subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate is at least equal to the number of Preferred Shares subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for the next succeeding Dividend Period will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning Preferred Shares available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Applicable Rate for the next succeeding Dividend Period will be the Maximum Rate on the Auction Date. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of Preferred Shares, the Applicable Rate for the next succeeding Dividend Period will be the All Hold Rate.

Beneficial Owners may not be able to sell some or all of their Preferred Shares at an auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those Preferred Shares. Also, if a Beneficial Owner places hold orders (orders to retain auction rate securities) at an auction only at a specified rate, and that specified rate exceeds the rate set at the auction, such Beneficial Owner will not retain its auction rate securities. If a Beneficial Owner submits a hold order for Preferred Shares without specifying a minimum rate, and the auction sets a below-market rate, such Beneficial Owner may receive a below-market rate of return on its auction rate securities.

The relative buying and selling interest of market participants in Preferred Shares and in the Preferred Shares market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the Preferred Shares (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

Subject to certain exceptions, if there are not sufficient clearing bids for the Preferred Shares, the Applicable Rate for the next Dividend Period will be the Maximum Applicable Rate on the Auction Date. If the Fund has declared a Special Dividend Period and there are not Sufficient Clearing Bids, the election of a Special Dividend Period will not be effective and the Applicable Rate for the next rate period will be the same as during the current Dividend Period.

Broker-Dealers may participate in Auctions for their own accounts. However, the Fund, by notice to the Broker-Dealers, may prohibit all Broker-Dealers from submitting bids in auctions for their own accounts, provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. Any Broker-Dealer submitting an order for its own account in any auction will have an advantage over other bidders in that it would have knowledge of other orders placed through it in that auction (but it would not have knowledge of orders submitted by other broker dealers, if any). As a result of the Broker-Dealer bidding, the auction clearing rate may be higher or lower than the rate that would have prevailed if the broker-dealer had not bid. A Broker Dealer may also bid in order to prevent what would otherwise be a failed auction, an “all hold” auction (if the broker dealer owns securities in its own account) or an auction clearing at a rate that the Broker-Dealer believes does not reflect the market for such securities at the time of the auction. Broker-Dealers may, but are not obligated to, advise holders of the Preferred Shares that the rate that will apply in an “all hold” auction is often a lower rate than would apply if holders submit bids, and such advice, if given, may facilitate the submission of bids by existing holders that would avoid the occurrence of an “all hold” auction. A Broker Dealer may, but is not obligated to, encourage additional or revised investor bidding in order to prevent an “all-hold” auction.

The Underwriter has advised the Fund that the Underwriter and various other Broker-Dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission (the “Commission”) last spring. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, the Underwriter conducted its own voluntary review and reported its findings to the Commission staff. At the Commission staff’s request, the Underwriter are engaging in discussions with the Commission staff concerning its inquiry. Neither the Underwriter nor the Fund can predict the ultimate outcome of the inquiry or how that outcome will affect the market for the auction rate securities or the Auctions.

The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of Preferred Shares that is fewer than the number of Preferred Shares specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers’ Agent Members in accordance with the Securities Depository’s normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

The Auction for Preferred Shares will normally be held every Monday and each subsequent Dividend Period will normally begin on the following Tuesday. If an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date.

If a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

•	the Dividend Payment Date for the affected Dividend Period will be the next business day on which the trust and its paying agent, if any, can pay the dividend;

•	the affected Dividend Period will end on the day it otherwise would have ended; and

•	the next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended.

The following is a simplified example of how a typical Auction works. Assume that the Fund has 1,000 outstanding Preferred Shares and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the Auction:

Current Holder A	Owns 500 shares, wants to sell all 500 shares if Applicable Rate is less than 2.1%	Bid order of 2.1% rate for all 500 shares

Current Holder B	Owns 300 shares, wants to hold	Hold Order — will take the Applicable Rate

Current Holder C	Owns 200 shares, wants to sell all 200 shares if Applicable Rate is less than 1.9%	Bid order of 1.9% rate for all 200 shares

Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 2.0%

Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 1.9%

Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 2.1%

The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 2.0% (the offer by D). Therefore, the Applicable Rate will be 2.0%. Current Holders B and C will continue to own their shares. Current Holder A will sell its shares because A’s dividend rate bid was higher than the Applicable Rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the Applicable Rate. Potential Holder F will not buy any shares because its bid rate was above the Applicable Rate.

Notification of Results and Settlement

The Auction Agent will advise each Broker-Dealer who submitted a bid or sell order in an auction whether such bid or sell order was accepted or rejected in whole or in part and of the applicable rate for the next dividend period for the related Preferred Shares by telephone or through the Auction Agent’s auction processing system at approximately 3:00 p.m., New York City time, on the auction date for such auction. Each such Broker-Dealer that submitted an order for the account of a customer then will advise such customer whether such bid or sell order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling Preferred Shares as a result of the auction and will advise each customer purchasing or selling Preferred Shares to give instructions to its agent member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling Preferred Shares as a result of an auction fails to instruct its agent member to deliver such shares, the Broker-Dealer that submitted such customer’s bid or sell order will instruct such agent member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a hold order in an auction on behalf of a customer also will advise such customer of the applicable rate for the next dividend period for the Preferred Shares. The Auction Agent will record each transfer of Preferred Shares on the record book of existing holders to be maintained by the Auction Agent.

In accordance with the Securities Depository’s normal procedures, on the day after each auction date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective agent members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of Preferred Shares as determined in such auction. Purchasers will make payment through their agent members in same-day funds to the Securities Depository against delivery through their agent members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to Preferred Shares shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the Preferred Shares are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

If any existing holder selling Preferred Shares in an auction fails to deliver such Preferred Shares, the Broker-Dealer of any person that was to have purchased Preferred Shares in such auction may deliver to such person a number of whole Preferred Shares that is less than the number of Preferred Shares that otherwise was to be purchased by such person. In such event, the number of Preferred Shares to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of Preferred Shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a beneficial owner, potential beneficial owner or their respective agent members to deliver Preferred Shares or to pay for Preferred Shares purchased or sold pursuant to an auction or otherwise.

Submission of Orders By Broker-Dealers to Auction Agent

Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an existing holder in respect of the Preferred Shares subject to Orders submitted to it by Beneficial Owners. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable. If the rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of one-percent. If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of the Preferred Shares subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

(1) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

(2) (A)	any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

(B)	subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

(C)	subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

(D)	in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

(3) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii).

If more than one Bid for one or more Preferred Shares is submitted to the Auction Agent, by or one behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

Secondary Market Trading and Transfer of Preferred Shares

The Broker-Dealers are expected to maintain a secondary trading market in Preferred Shares outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in Preferred Shares will provide owners with liquidity of investment. Preferred Shares are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Dividend Period should note that because the dividend rate on such shares will be fixed for the length of such Dividend Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only (a) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (b) to a Broker-Dealer or (c) to such other persons as may be permitted by the Fund; provided, however, that (i) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (ii) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

DESCRIPTION OF COMMON STOCK

The Articles authorize the issuance of                      shares of common stock of the Fund, par value $.001 per share. Pursuant to the Articles, the Board may classify or reclassify any authorized but unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of such shares of stock. All shares of Common Stock have non-cumulative voting rights and equal rights with respect to dividends, assets and liquidations. Shares of Common Stock are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights. Whenever Preferred Shares are outstanding, shareholders of Common Stock will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. A majority of the entire Board, without action by the shareholders, may amend the Articles of Incorporation to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue.

NET ASSET VALUE

The net asset value of the Fund is determined once daily as of the close of regularly scheduled trading on the Exchange. Such calculation is determined on each day that the Exchange is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets for the Fund and accrued payments by the Fund will be liabilities of the Fund.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the Nasdaq National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Investment Manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined in accordance with the procedures approved by the Fund’s Board. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

In addition, the Investment Manager (subject to Board supervision) may use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the Fund’s net asset value is calculated. The Investment Manager (subject to Board supervisions) may value those securities higher or lower than another fund that uses market quotations to price the same securities to that uses fair value procedures to price those same securities.

Securities may be valued by independent pricing services which use prices by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing an instrument at its original costs to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

All other securities and other assets of the Fund will be valued using fair value procedures established by the Investment Manager, subject to the supervisions of and ratification by the Fund’s Board.

DESCRIPTION OF BORROWINGS

The Articles authorize the Fund, without prior approval of the holders of Common and Preferred Shares, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting the Fund’s assets as security. In connection with such Borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate.

Limitations.    Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the Borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See “Use of Leverage” and “Risk Factors — Risk of Investing in Preferred Shares — Leverage Risk.”

Distribution Preference.    The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such Borrowings will be senior to those of the holders of Common and Preferred Shares, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to the holders of Common and Preferred Shares in certain circumstances.

Voting Rights.    The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

The discussion above describes the Board’s present intention with respect to a possible offering of Borrowings. If the Board determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Articles.

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION AND BY-LAWS

The Fund has provisions in its Articles and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board is divided into three classes. At the annual meeting of shareholders in each year, the term of one class expires and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to be cast for the election of directors.

The affirmative vote of at least 75% of the entire Board is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the shareholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund. A “Continuing Director” is any member of the Board of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and (ii) who has been a member of the Board of the Fund for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board. The affirmative vote of at least 75% of the votes entitled to be cast thereon by shareholders of the Fund will be required to amend the Articles to change any of the provisions in this paragraph and the preceding paragraph.

The affirmative votes of at least 75% of the entire Board and the holders of at least (i) 80% of the votes entitled to be cast thereon by the shareholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i)  merger, consolidation or statutory share exchange of the Fund with or into any other person;

(ii)  issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuance of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business;

(iii)  sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a “Business Combination”);

(iv)  any voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s Articles to terminate the Fund’s existence; or

(v)  unless the 1940 Act or federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which shareholder approval is required under federal or Maryland law.

However, the shareholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required. The Fund’s By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a shareholders’ meeting where the Fund has not received notice of the matters generally at least 60 but no more than 90 days prior to the first anniversary of the preceding year’s annual meeting.

Reference is made to the Articles and By-Laws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. These provisions, however, offer several possible advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

REPURCHASE OF COMMON STOCK; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund’s shares of Common Stock trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of common stock of closed-end investment companies frequently trade at a discount from net asset value, although in some cases they may trade at a premium. Some closed-end companies have taken certain actions, including the repurchase of common stock in the market at market prices and the making of one or more tender offers for common stock at net asset value, in an effort to reduce or mitigate any such discount. Others have converted to an open-end investment company, the shares of which are redeemable at net asset value. The Board has seen no reason to adopt any of these steps with respect to the Fund. Accordingly, the Fund cannot assure you that the Board will decide to take any of these actions, or, if taken, that share repurchases or tender offers will cause the Fund’s shares to trade at a price equal to their net asset value.

The Fund’s Investment Manager may voluntarily waive its fees from time to time in order to increase the Fund’s dividend yield in an effort to reduce the discount. Any such waiver may be terminated at any time, and there can be no assurance that such actions would be successful at reducing the discount.

If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund’s Common Stock would no longer be listed on the Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See this Prospectus under “Certain Provisions in the Articles of Incorporation and Bylaws” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end company.

Before deciding whether to take any action if the shares of Common Stock trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the SAI under “Repurchase of Common Stock” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

The discussion below and in the SAI provides general tax information. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in Preferred Shares.

Federal Income Tax Treatment of the Fund

The Fund intends to qualify for, and to elect to be treated as, a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. However, the Fund would be subject to corporate income tax (currently imposed at a maximum effective rate of 35%) on any undistributed income. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax. To prevent imposition of the tax, the Fund must distribute or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as having been paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared. To prevent application of the excise tax, the Fund intends to make distributions to satisfy the calendar year distribution requirement.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which although eligible for the corporate dividends received deduction, would be taxable to shareholders as ordinary income, even though such distributions might otherwise (at least in part) have been treated as long-term capital gains in such shareholders’ hands.

Federal Income Tax Treatment of Holders of Preferred Shares

Under present law, the Fund is of the opinion that Preferred Shares will constitute stock of the Fund, and thus distributions with respect to Preferred Shares (other than as described below and other than distributions in redemption of Preferred Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but (i) will not qualify for the dividends received deduction available to corporations and (ii) will not qualify for the reduced rate of taxation to individuals for qualified dividend income. Dividends designated by the Fund as capital gain distributions will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. The IRS currently requires that a regulated investment company that has two or more classes of stocks allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate distributions made with respect to Preferred Shares as capital gain distributions in proportion to the Preferred Shares’ share of total dividends paid during the year. See “Tax-Matters — Federal Income Tax Treatment of Holders of Preferred Shares” in the SAI.

Sale of Shares

The sale of Preferred Shares by holders will generally be a taxable transaction for federal income tax purposes. Selling holders of Preferred Shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the Preferred Shares. If such Preferred Shares are held as a capital asset, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by the Fund (including a redemption resulting from liquidation of the Fund), if any, of all the Preferred Shares actually and constructively held by a shareholder generally will give rise to capital gain or loss if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Common Stock in the Fund, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by the Code must be satisfied to achieve such treatment. Any loss realized upon a taxable disposition of Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or a shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Corporate and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Other Taxation

Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in Preferred Shares.

CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT, AUCTION AGENT AND REGISTRAR

State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, acts as the Fund’s custodian and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for securities bought and sold by the Fund. Deutsche Bank Trust Company Americas, located at 60 Wall Street, 27th Floor, New York, New York 10005, serves as Auction Agent for Preferred Shares. American Stock Transfer & Trust Company, located at 59 Maiden Lane, New York, New York 10038 acts as the Fund’s Transfer Agent.

UNDERWRITING

Subject to the terms and conditions stated in the underwriting agreement dated                     , 2005, the Underwriter has agreed to purchase, and the Fund has agreed to sell to the Underwriter, all New Preferred Shares offered hereby.

The underwriting agreement provides that the obligations of the Underwriter to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including without limitation the receipt by the Underwriter of customary closing certificates, opinions and other documents, and that the Fund’s outstanding Preferred Shares maintain ratings of “Aaa” from Moody’s and “AAA” from Fitch and that these ratings are extended to the New Preferred Shares. The Underwriter is obligated to purchase all the New Preferred Shares if it purchases any of the New Preferred Shares. In the underwriting agreement, the Fund, the Investment Manager and the Sub-Advisor have jointly agreed to indemnify the Underwriter against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriter may be required to make for any of those liabilities.

Subject to the terms and conditions set forth in the Underwriting Agreement, the Fund will sell the              shares of New Preferred Shares to the Underwriter on the Date of Original Issue by releasing such shares to the Underwriter’s account at the Securities Depositary against payment by the Underwriter for such securities to the Fund’s account. The sales load the Fund will pay of $             is equal to             % of the initial offering price. On the next Auction Date after the Date of Original Issue, all the shares of New Preferred Shares sold to the Underwriter will be auctioned in the Auction of the Preferred Shares pursuant to the auction procedures described in “The Auction” above, and will thereafter be sold in book-entry form, as described in this Prospectus. After the Auction which includes the New Preferred Shares, payment by each purchaser of the New Preferred Shares will be made in accordance with the settlement procedures described under “Auction Procedures” above.

Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a “bid order”) or sell order is a commitment to buy or sell the Preferred Shares based on the results of an auction; and (2) purchases and sales will be settled on the next business day after the auction.

The Fund anticipates that the Underwriter may from time to time act as broker or dealer in executing the Fund’s portfolio transactions after it has ceased to be Underwriter. The Underwriter is an active underwriter of, and dealer in, securities and acts as market maker in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

The Underwriter has advised the Fund that the Underwriter and various other broker-dealers and other firms that participate in the auction rate securities market, including both taxable and tax exempt markets, received letters from the staff of the Commission last spring. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, the Underwriter conducted its own voluntary review and reported its findings to the Commission staff. At the Commission staff’s request, the Underwriter is engaging in discussions with the Commission staff concerning its inquiry. Neither the Underwriter nor the Fund can predict the ultimate outcome of the inquiry or how that outcome will affect the market for the Preferred Shares or the auctions.

The Fund anticipates that the Underwriter or its affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under “The Auction” and in the Statement of Additional Information.

The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, NY 10013.

In connection with this offering, the Underwriter or certain dealers may distribute prospectuses electronically.

The settlement date for the purchase of the New Preferred Shares will be                     , 2005, as agreed upon by the Underwriter, the Fund and the Investment Manager pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934, as amended.

The Investment Manager and Citigroup Global Markets Inc. are each indirect, wholly-owned subsidiaries of Citigroup Inc.

LEGAL OPINIONS

Certain legal matters in connection with Preferred Shares offered hereby will be passed upon for the Fund by Willkie Farr & Gallagher LLP, New York, New York, and for the Underwriter by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts. Willkie Farr & Gallagher LLP and Skadden, Arps, Slate, Meagher & Flom LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

ADDITIONAL INFORMATION

The Fund has filed with the Commission a Registration Statement under the Securities Act with respect to New Preferred Shares offered hereby. Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, on file with the Commission. The Registration Statement may be inspected without charge at the Commission’s office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission. The Fund’s 1940 Act registration number is 811-21098.

The Fund is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the Commission. Such reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, DC 20549. Call 1-202-942-8090 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. Such reports, proxy and information statements and other information concerning the Fund may also be inspected at the offices of the Exchange. The Commission maintains a Web site (http:\\www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus and the SAI, and reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. In addition, reports, proxy and information statements and other information concerning the Fund can be inspected at the offices of the New York Stock Exchange.

This Prospectus does not contain all of the information in the Fund’s Registration Statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, any information or representation must not be relied upon as having been authorized by the Fund, the Fund’s Investment Manager, Sub-Adviser or by the Underwriter of the offering described in this Prospectus. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities in any jurisdiction to any person to whom it is unlawful to make an offer or solicitation in such jurisdiction. Neither the delivery of this Prospectus nor any sale made pursuant to this Prospectus, under any circumstances, is intended to create an implication that there has been no change in the affairs of the Fund since the date of this Prospectus or that the information in this Prospectus is correct as of any time subsequent to its date. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be supplemented or amended accordingly.

$

Real Estate Income Fund Inc.

Taxable Auction Rate

Preferred Stock

         Shares, Series M

PROSPECTUS

                , 2005

Citigroup

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 11, 2005

Real Estate Income Fund Inc.

STATEMENT OF ADDITIONAL INFORMATION

                    , 2005

Real Estate Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company.

This Statement of Additional Information relating to this offering does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated                      2005. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Preferred Shares in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling 1-888-735-6507. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

The date of this Statement of Additional Information is                     , 2005.

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is high current income. Capital appreciation is a secondary investment objective of the Fund. The Fund’s investment objectives are fundamental and may not be changed by the Fund’s Board of Directors (the “Board”) without shareholder approval.

Investment Policies

Fundamental Policies.    The Fund is subject to the following fundamental investment policies, which may be changed only by a vote of a majority of the outstanding Common Stock and Preferred Shares voting together as a single class. In addition, changes to the Fund’s fundamental investment policies that require the approval of shareholders under Section 13(a) of the Investment Company Act of 1940, as amended (the “1940 Act”) also require the separate approval of the holders of a majority of the outstanding preferred shares, including Preferred Shares, if any, voting as a separate class. A “majority of the outstanding shares” means the lesser of (i) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. The percentage restrictions set forth below, as well as those contained elsewhere in the Prospectus and this Statement of Additional Information, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than an action by the Fund will not require the Fund to dispose of portfolio securities or take other action to satisfy the percentage restriction. Under its fundamental investment policies:

(1)  the Fund may not issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act;

(2)  the Fund may not make loans, except that (a) the Fund may (i) purchase and hold debt instruments (including, without limitation, commercial paper, notes, bonds, debentures or other secured or unsecured obligations and certificates of deposit, bankers’ acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) invest in or purchase loans through participations and assignments; (iii) enter into repurchase agreements with respect to portfolio securities; (iv) make loans of portfolio securities, provided that collateral arrangements with respect to options and futures transactions will not be deemed to involve loans; and (b) delays in the settlement of securities transactions shall not be considered loans;

(3)  the Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an Underwriter;

(4)  the Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This fundamental policy does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

(5)  the Fund may not invest for the purpose of exercising control over management of any company;

(6)  the Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This fundamental policy does not prevent the Fund from using up to 30% of its total assets to engage in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;

(7)  the Fund will make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act and the rules, regulations and exemptions hereunder) of its investments in the securities of issuers primarily engaged in the real estate industry and not in any other industry. This fundamental policy does not limit the Fund’s investments in (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (b) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this fundamental policy, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

1

Non-Fundamental Restriction.    An additional investment restriction adopted by the Fund, which is deemed non-fundamental and which may be changed by the Board without shareholder approval, provides that the Fund may not make short sales of securities or purchase securities on margin (except for delayed delivery or when-issued transactions, such short-term credits as are necessary for the clearance of transactions and margin deposits in connection with transactions in futures contracts, options on futures contracts and options on securities and securities indices).

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, policies, and techniques that are described in the Prospectus.

Real Estate Investment Trusts (REITs)

A REIT is a Real Estate Company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distributes to shareholders at least 90% of its taxable income (other than any net capital gain) for each taxable year and otherwise complies with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”). As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.

Swap Agreements

The Fund may enter into interest rate swap or cap transactions for purposes of attempting to reduce or eliminate the impact that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage. Swap transactions are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Commonly used swap transactions include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The “notional amount” of the swap transaction is only a fictitious basis on which to calculate the obligations that the parties to a swap transaction have agreed to exchange. Most swap transaction entered into by a fund would calculate the obligations on a “net basis.” Consequently, a fund’s obligations (or rights) under a swap transaction will generally be equal only to the net amount to be paid or received under the transaction based on the relative values of the positions held by each party to the transaction (the “net amount”). Obligations under a swap transaction will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. The Fund will not enter into a swap transaction with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

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Other Investment Companies

With respect to the Fund’s purchase of shares of another investment company, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

The following restrictions apply to investments in other investment companies: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

Short-Term Investments

In anticipation of or in response to adverse market conditions, for cash management purposes, or for definition purposes, the Fund may invest up to 100% of its net assets in cash equivalents and short-term fixed-income securities. Short-term fixed-income investments are defined to include, without limitation, the following:

(1)  U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)  Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3)  Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund.

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If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)  Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Investment Manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Securities Lending

The Fund may lend its portfolio securities where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund would continue to receive the income on the loaned securities and would at the same time earn interest on the collateral or on the investment of any cash collateral. Any cash collateral pursuant to these loans would be invested in short-term money market instruments.

Lower-Rated Securities

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund’s shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings of certain rating agencies is set forth in Appendix A. The ratings generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated.

The secondary markets for lower-rated securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for lower-rated securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for lower-rated securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its

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portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for lower-rated securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

Prices for lower-rated securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for lower-rated securities, the financial condition of issuers of these securities and the value of outstanding lower-rated securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower-rated bonds and limiting the deductibility of interest by certain corporate issuers of lower-rated bonds adversely affected the market in recent years.

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Foreign Securities

Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

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There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

The manner in which foreign investors may invest in companies in certain foreign countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the purchased shares re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be ‘eligible sub-custodians,’ as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting, on a timely basis, portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures developed by Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s investment manager, with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the Fund’s portfolio holdings is in the best interests of the Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of CAM or its affiliates, be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding the Fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale”. Data is considered stale 25 calendar days following quarter-end. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by the Fund that has not been fully reflected by the market.

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Under the policy, the Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.  The Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.  The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.  A list of securities (that may include Fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.  A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.  The Fund’s sector weightings, performance attribution (e.g. analysis of the Fund’s outperformance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.  The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent directors, and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the Fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the Fund, CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Fund’s Board.

The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the Fund’s Board at its next regularly scheduled meeting.

Currently, the Fund does not disclose its portfolio holdings on its website, citigroupam.com, but may do so in the future.

Set forth below are charts showing those parties with whom CAM, on behalf of the Fund, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

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As of April 1, 2005, the Fund releases its portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co., (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Calendar days after Quarter End
Lipper	Quarterly	25 Calendar days after Quarter End
S&P	Quarterly	25 Calendar days after Quarter End
Morningstar	Quarterly	25 Calendar days after Quarter End
Vestek	Daily	None
Factset	Daily	None

As of April 1, 2005, the Fund may also release its portfolio holdings to the following recipients:

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
EVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following the end of Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None

MANAGEMENT OF THE FUND

Board of Directors

The business and affairs of the Fund are managed under the direction of the Board. The Board is classified, with respect to the time for which Directors severally hold office, into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Directors in each Class holding office until their successors are elected and qualified. At each annual meeting of the shareholders, the successors to the Class of Directors whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.

Two Directors (Paolo Cucchi and Paul Hardin) are designated as Preferred Share Directors. Holders of Preferred Shares, voting as a separate class, elect one Class II Director and one Class III Director and the

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remaining Directors are elected by Common Shareholders and holders of Preferred Shares voting together as a single class. Holders of Preferred Shares are entitled to elect a majority of the Fund’s Directors under certain circumstances. See “Description of Preferred Shares—Voting Rights” in the Prospectus.

Directors and Officers

The Directors and executive officers of the Fund, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex that each Director oversees, and the other board memberships held by each Director is set forth below. The address of each Director and executive officer, unless otherwise indicated, is 125 Broad Street, New York, New York 10004.

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director (including the Fund)	Other Directorships Held by Director
Non-Interested Directors:
Paul Hardin Birth year: 1931	Director	Since 2002	Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill	34	None

George M. Pavia Birth year: 1928	Director	Since 2002	Senior Partner, Pavia & Harcourt LLP (Attorneys)	7	None

Dwight B. Crane Birth year: 1937	Director	Since 2002	Professor, Harvard Business School	51	None

Paolo M. Cucchi Birth year: 1941	Director	Since 2002	Vice President and Dean of College of Liberal Arts at Drew University	7	None

Robert A. Frankel Birth year: 1927	Director	Since 2002	Managing Partner, Robert A. Frankel Management Consultants	24	None

William R. Hutchinson Birth year: 1942	Director	Since 2002	President, WR Hutchinson & Associates, Inc. (Consultants); formerly Group Vice President, Mergers & Acquisitions, BP Amoco p.l.c. (Investment Banking)	44	Director, Associated Bank; Director, Associated Banc-Corp

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Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director (including the Fund)	Other Directorships Held by Director
Interested Director:
R. Jay Gerken* Birth year: 1951	Director, Chairman of the Board President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	220	None

Officers:
Andrew B. Shoup Birth year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

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Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director (including the Fund)	Other Directorships Held by Director
Officers:
Robert I. Frenkel Birth year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Citigroup	N/A	N/A

Kaprel Ozsolak Birth year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

Andrew Beagley Birth year: 1962	Chief Compliance Officer	Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000)	N/A	N/A

Kevin Kennedy Birth Year: 1954	Vice President and Investment Officer	Since 2002	Managing Director of CAM	N/A	N/A

Mathew A. Troxell, CFA Birth Year: 1958	Investment Officer	Since 2002	Principal and Portfolio Manager, AEW (since 2000); Director and Portfolio Manager, AEW prior to 2000	N/A	N/A

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*	Mr. Gerken is an “interested person” as defined in the 1940 Act because he is a Managing Director of CGM, which is an affiliate of the Investment Manager.
(1)	Each Director holds office until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the Fund’s Articles and By-Laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
(2)	A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

The standing committees of the Board are the Audit Committee, the Nominating Committee and the Pricing Committee.

The Fund’s Audit Committee is composed of all the Directors who are not “interested persons” of the Fund, the Investment Manager, the Sub-Adviser or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the Exchange listing standards applicable to closed-end funds, namely Messrs. Crane, Cucchi, Frankel, Hardin, Hutchinson and Pavia. The principal functions of the Audit Committee are to (a) assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Fund’s independent auditors, and (iv) the performance of the Fund’s internal audit functions and independent registered public accounting firm; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent auditors; and (d) prepare the report required to be prepared by the Audit Committee pursuant to SEC rules for inclusion in the Fund’s annual proxy statement. This Committee met four times during the fiscal year ended December 31, 2004.

The Nominating Committee, the principal function of which is to select and nominate candidates for election or appointment by the Board as Directors of the Fund, is currently composed of Messrs. Crane, Cucchi, Frankel, Hardin, Hutchinson and Pavia. Only Directors who are not “interested persons” of the Fund as defined in the 1940 Act and who are “independent” as defined in the Exchange listing standards are members of the Nominating Committee. The Nominating Committee may consider nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee met once during the Fund’s fiscal year ended December 31, 2004. The Fund adopted a Nominating Committee Charter at a meeting held on February 11, 2004. The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard); however, the Committee Charter lists certain factors the Nominating Committee may consider, among others.

The members of the Pricing Committee are any one “interested” and any one “disinterested” director of the Fund. The Pricing Committee is responsible for designating the amount, price and certain other terms of the Common Stock and any Preferred Shares to be sold by the Fund. The Pricing Committee met five times during the Fund’s fiscal year ended December 31, 2004.

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Compensation

The following table shows the dollar range of equity securities owned by the Directors in the Fund and in other investment companies overseen by the Directors within the same family of investment companies as of December 31, 2004. Investment companies are considered to be in the same family if they share the same investment adviser or hold themselves out to investors as related companies.

	Name of Director	Dollar Range of Equity Securities in the Fund
Disinterested Directors:
	Paul Hardin	$1-$10,000
	George M. Pavia	none
	Dwight B. Crane	$1-$10,000
	Paolo M. Cucchi	none
	Robert A. Frankel	$10,001-$50,000
	William R. Hutchinson	none

Interested Director:
	R. Jay Gerken	$1-$10,000

	Name of Director	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
Disinterested Directors:
	Paul Hardin	over $100,000
	George M. Pavia	none
	Dwight B. Crane	over $100,000
	Paolo M. Cucchi	$1-10,000
	Robert A. Frankel	over $100,000
	William R. Hutchinson	over $100,000

Interested Director:
	R. Jay Gerken	over $100,000

None of the disinterested Directors nor their family members had any interest in the Investment Manager, the Sub-Adviser, Citigroup Global Markets Inc. (“CGM”), or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager, the Sub-Adviser or CGM as of December 31, 2004.

The members of the Board who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Fund’s Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Directors who are “interested persons,” as defined in the 1940 Act, and the Fund’s officers do not receive compensation from the Fund or any other fund in the Fund Complex of which the Fund is a part that is a U.S. registered investment company, but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

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Set forth below is information regarding compensation paid or accrued for each Director who was not affiliated with the Investment Manager or the Sub-Adviser during the year ended December 31, 2004:

Director	Aggregate Compensation From the Fund	Total Compensation From the Fund and Fund Complex
Paul Hardin	$8,400	$133,800
George M. Pavia	$8,400	$54,700
Dwight B. Crane	$9,900	$214,788
Paolo M. Cucchi	$7,900	$51,650
Robert A. Frankel	$9,100	$97,259
William R. Hutchinson	$8,300	$338,000
Allan J. Bloostein*	$8,300	$133,400

*	Mr. Bloostein became an Emeritus Director as of December 31, 2004.

INVESTMENT MANAGER AND SUB-ADVISER

The Fund retains Citi Fund Management Inc. (the “Investment Manager”) to act as its investment manager. The Investment Manager serves as the investment manager to numerous individuals and institutions and other investment companies. The Investment Manager is an affiliate of Citigroup Inc.

The investment management agreement (the “Management Agreement”) between the Investment Manager and the Fund provides that the Investment Manager will manage the operations of the Fund, subject to the supervision, direction and approval of the Fund’s Board and the objectives and the policies stated in the Prospectus and this Statement of Additional Information. Pursuant to the Management Agreement, the Investment Manager manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Directors regularly. The Investment Manager also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; certain administrative and clerical services, including certain accounting services and maintenance of certain books and records; and certain services to the Fund’s shareholders, including responding to shareholder inquiries and maintaining a flow of information to shareholders.

Pursuant to a Sub-Investment Advisory Agreement (the “Sub-Advisory Agreement”), the Investment Manager has retained AEW Management and Advisors, L.P. (the “Sub-Adviser”) as sub-adviser to the Fund. Subject to the supervision of the Fund’s Board and of the Investment Manager, the Sub-Adviser has responsibility for the day-to-day management of the Fund’s portfolio. The Sub-Adviser is compensated by the Investment Manager at no additional cost to the Fund. For the fiscal period from July 25, 2002 through December 31, 2002, and for the fiscal years ended 2003 and 2004, the Fund paid the Investment Manager $448,616, $1,374,426 and $1,585,808, respectively, in advisory fees. For the fiscal period from July 25, 2002 through December 31, 2002, and for the fiscal years ended 2003 and 2004 the Investment Manager paid the Sub-Advisor $284,084, $837,209 and $943,483 respectively, in sub-advisory fees.

Investment decisions for the Fund are made independently from those of other funds or accounts managed by the Investment Manager or the Sub-Adviser. Such other funds or accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may

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adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

The Management Agreement and the Sub-Advisory Agreement for the Fund each has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund’s Board or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the disinterested Directors of the Fund’s Board with such disinterested Directors casting votes in person at a meeting called for such purpose. In approving the Fund’s Management Agreement and Sub-Advisory Agreement, the Board, including the disinterested Directors, considered the reasonableness of the management and sub-advisory fees in light of the nature, extent and quality of the management and sub-advisory services provided and any additional benefits received by the Investment Manager, the Sub-Adviser or their affiliates in connection with providing services to the Fund, compared the fees charged by the Investment Manager and Sub-Adviser to those charged with respect to other clients for comparable services, and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by the Investment Manager with respect to the Fund. The Board of the Fund also considered the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. The Board also considered the performance of the Fund in comparison to a peer group selected by Lipper, Inc. and noted that the Fund had performed at or above the median of its performance universe for the periods present. The Board also noted information received related to manager services, and benefits potentially accruing to the Investment Manager, the Sub-Adviser and their affiliates from securities lending, administrative and brokerage relationships with affiliates of the Investment Manager, as well as research services received by the Investment Manager and Sub-Adviser from brokers-dealers who execute transactions on behalf of the Fund. The Board also reviewed the profitability to the Investment Manager and its affiliates of their services to the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that each of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The disinterested Directors were advised by separate independent legal counsel throughout the process. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. The Board of the Fund or the holders of a majority of the Fund’s shares may terminate the Management Agreement or Sub-Advisory Agreement, as applicable, on sixty days’ written notice without penalty and the Investment Manager and Sub-Adviser, as applicable, may terminate either agreement on ninety days’ written notice without penalty. The Management Agreement and Sub-Advisory Agreement will each terminate automatically in the event of assignment (as defined in the 1940 Act).

Under the terms of the Management Agreement and the Sub-Advisory Agreement, neither the Investment Manager nor the Sub-Adviser shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Investment Manager or the Sub-Adviser or from reckless disregard by them of their obligations and duties under the relevant agreement.

Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent “access persons” (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The board of the Fund has adopted a code of ethics (the “Fund Code”) that incorporates personal trading policies and procedures applicable to access persons of the Fund, which includes officers, Directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the Investment Manager, which policies serve as such adviser’s code of ethics. In addition, the board has approved the codes of ethics of the Sub-Adviser and Salomon Smith Barney Inc., the Fund’s principal underwriter (the Fund Code together with the codes of the Investment Manager, the Sub-Adviser and Citigroup Global Markets Inc. are collectively referred to as the “Codes”). The Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

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Pursuant to the Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for the Fund. In addition, the Codes contain specified prohibitions for certain categories of securities and transactions. The Codes, with certain exceptions, also require that access persons obtain preclearance to engage in personal securities transactions. Finally, the Codes require access persons to report all personal securities transactions periodically.

The Codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of these Codes may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES

The Board of Directors has approved delegating proxy voting discretion to the Investment Manager believing that the Investment Manager should be responsible for voting because it is a matter relating to the investment decision making process. Attached as Appendix D is the summary of the guidelines and procedures that the Investment Manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Investment Manager uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other. This summary of the guidelines gives a general indication as to how the Investment Manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Investment Manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objective.

Information on how the Fund voted proxies related to Fund portfolio securities during the most recent 12-month period ended June 30, 2005 will be available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at http://CitigroupAM.com and (3) on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGER

The following table sets forth certain additional information with respect to the portfolio manager for the Fund. Unless noted otherwise, all information is provided as of December 31, 2004.

Other Accounts Managed by Portfolio Manager

The table below identifies the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Matthew A. Troxell	8 Registered investment companies with $756 million in total assets under management	3 Other pooled investment vehicles with $433 million in assets under management	49 Other accounts with $4.76 billion in total assets under management

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CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the Fund’s portfolio managers. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of Fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance has on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional’s annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Compensation for all AEW professionals, including Portfolio Manager Matt Troxell, is composed of two parts: base salary and incentive compensation. The Sub-Adviser’s base salary structure is designed to reflect market rates for the various disciplines within the company, such as investment management, asset management and accounting. Base salaries are supplemented by year-end incentive compensation awards, which account for a significant portion of total compensation. The awarding of incentive compensation is based upon the achievement of corporate objectives and specific individual goals, which are generally tied to the achievement of client objectives. The Sub-Adviser’s operating margins for the year determine the availability of funds for incentive compensation.

Additionally, AEW’s senior professionals (including Matt Troxell) are eligible for participation in AEW’s Long-Term Compensation program, which gives Principals of the firm economic interests in a portion of the firm’s profits. Awards made under the program have long-term vesting provisions that are designed to retain and motivate those most critical to the performance of our clients’ portfolios.

Material Conflicts of Interest

Material conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above. These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote

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substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Sub-Advisory fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the Sub-Adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The Investment Manager, its affiliates or the Sub-Adviser may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Investment Manager, the Sub-Adviser and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the Investment Manager, the Sub-Adviser and the individuals that they employ. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

As of December 31, 2004, Mr. Troxell did not own any equity securities of the Fund.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board and the oversight of the Investment Manager, the Sub-Adviser is primarily responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.

Fixed-income securities, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

The general policy of the Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the Sub-Adviser’s arrangements related thereto (as described below), overall performance, the dealer’s risk in positioning the securities involved, and the broker’s commissions and dealer’s spread or mark-up. While the Sub-Adviser generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available.

Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser may select brokers who charge a commission in excess of that charged by other brokers if the Sub-Adviser determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Sub-Adviser by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The Sub-Adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Sub-Adviser in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases the Fund’s costs, the Sub-Adviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Sub-Adviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the Sub-Adviser by brokers who effect securities transactions for the Fund may be used by the Sub-Adviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Sub-Adviser by brokers who effect securities transactions for other investment companies and accounts which the Sub-Adviser manages may be used by the Sub-Adviser in servicing the Fund. Not all of these research services are used by the Sub-Adviser in managing any particular account, including the Fund.

Under the 1940 Act, “affiliated persons” of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which the Investment Manager, the Sub-Adviser or any of their affiliates (as defined in the 1940 Act), is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations.

In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of the Investment Manager’s or Sub-Adviser’s other clients. Investment decisions for the Fund and for the Investment Manager’s or Sub-Adviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or

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more clients when one or more other clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Investment Manager or Sub-Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

NET ASSET VALUE

The net asset value of the Fund is determined once daily as of the close of regularly scheduled trading on the Exchange. Such calculation is determined on each day that the Exchange is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the Nasdaq National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Investment Manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined in accordance with the procedures approved by the Fund’s Board. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

In addition, the Investment Manager (subject to Board supervision) may use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the Fund’s net asset value is calculated. The Investment Manager (subject to Board supervision) may value those securities higher or lower than another fund that uses market quotations to price the same securities or that uses fair value procedures to price those same securities.

Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

All other securities and other assets of the Fund will be valued using fair value procedures established by the Investment Manager, subject to the supervision of and ratification by the Fund’s Board.

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DESCRIPTION OF PREFERRED SHARES

The description of Preferred Shares contained in this SAI does not purport to be complete and is subject to and qualified in its entirety by reference to the Charter, including the provisions of the Articles Supplementary. A copy of the Initial Articles Supplementary is attached to this SAI as Exhibit B and a copy of the Supplemental Articles Supplementary is attached to this SAI as Appendix C.

Notices.    The Fund shall deliver to the Auction Agent and Moody’s (if Moody’s is then rating Preferred Shares), Fitch (if Fitch is then rating Preferred Shares) and any other rating agency which is then rating Preferred Shares and which so requires a certificate which sets forth a determination of certain items (a “Preferred Shares Basic Maintenance Certificate”) as of (A) the Date of Original Issue of New Preferred Shares, (B) the last Valuation Date of each month, (C) any date requested by any rating agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Fund’s cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, (E) any day that Common Stock or Preferred Shares are redeemed and (F) any day the Eligible Assets have an aggregate discounted value less than or equal to 115% of the Preferred Shares Basic Maintenance Amount. Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (A) on the Date of Original Issue of New Preferred Shares and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

The Fund shall deliver to the Auction Agent, Moody’s (if Moody’s is then rating Preferred Shares), Fitch (if Fitch is then rating Preferred Shares) and any Other Rating Agency which is then rating Preferred Shares and which so requires a certificate with respect to the calculation of the 1940 Act Preferred Shares Asset Coverage and the value of the portfolio holdings of the Fund (a “1940 Act Preferred Shares Asset Coverage Certificate”) (i) as of the Date of Original Issue of New Preferred Shares, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (i) on the Date of Original Issue of New Preferred Shares and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates in this paragraph and the preceding paragraph may be combined into a single certificate.

Within ten Business Days of the Date of Original Issue of New Preferred Shares, the Fund shall deliver to the Auction Agent, Moody’s (if Moody’s is then rating Preferred Shares), Fitch (if Fitch is then rating Preferred Shares) and any Other Rating Agency which is then rating Preferred Shares and which so requires a letter prepared by the Fund’s independent accountants (an “Accountant’s Certificate”) regarding the accuracy of the calculations made by the Fund in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Fund as of the Date of Original Issue of New Preferred Shares. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a Preferred Shares Basic Maintenance Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody’s (if Moody’s is then rating Preferred Shares), Fitch (if Fitch is then rating Preferred Shares) and any Other Rating Agency which is then rating Preferred Shares and which so requires an Accountant’s Certificate regarding the accuracy of the calculations made by the Fund in such Preferred Shares Basic Maintenance Certificate and in any other Preferred Shares Basic Maintenance Certificate randomly selected by the Fund’s independent registered public accounting firm during such fiscal quarter. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a 1940 Act Preferred Shares Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody’s (if Moody’s is then rating Preferred Shares), Fitch (if Fitch is then rating Preferred Shares) and any Other Rating Agency which is then rating Preferred Shares and which so requires an Accountant’s Certificate regarding the accuracy of the calculations made by the Fund in such 1940 Act Preferred Shares Asset Coverage Certificate. In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant’s Certificate regarding the accuracy of the calculations made by the Fund on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered pursuant to certain other provisions of this SAI, within ten days after the relevant Asset Coverage Cure Date. If an

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Accountant’s Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund’s report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund’s independent registered public accounting firm will be conclusive and binding on the Fund with respect to such reports. If any other Accountant’s Certificate shows that an error was made in any such report, the calculation or determination made by the Fund’s independent registered public accounting firm will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant’s Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the Preferred Shares Basic Maintenance Amount on any prior Valuation Dates.

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

General

Auction Agency Agreement.    The Fund has entered into an Auction Agency Agreement (the “Auction Agency Agreement”) with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Preferred Shares so long as the Applicable Rate for Preferred Shares is to be based on the results of the Auction.

Broker-Dealer Agreements.    Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into one or more agreements (collectively, the “Broker-Dealer Agreements”) with Broker-Dealers selected by the Fund, which provide for the participation of Broker-Dealers in Auctions for Preferred Shares. See “Broker-Dealers” below.

Securities Depository.    The Depository Trust Company (“DTC”) will act as the Securities Depository for the participants in Preferred Shares (the “Agent Members”) with respect to Preferred Shares. One certificate for all New Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for New Preferred Shares. Prior to the commencement of the right of holders of Preferred Shares to elect a majority of the Fund’s Directors, as described under “Description of Preferred Shares—Voting Rights” in the Prospectus, Cede & Co. will be the holder of record of all Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

DTC, a New York-chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in Preferred Shares, whether for its own account or as a nominee for another person.

Concerning the Auction Agent

The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of Preferred Shares, the Auction Agent’s registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under “The Auction—Secondary

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Market Trading and Transfer of Preferred Shares” in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

Broker-Dealers

The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION AND BY-LAWS

The Articles also include provisions that could limit the ability of other entities or persons to acquire control of the Fund. As described more completely in the Prospectus the Articles divide the Directors into three Classes of approximately equal size. As a result of this staggered Board structure, it would take a minimum of two years for other entities or groups of persons to gain a majority of seats on the Board. In addition, the By-Laws require that shareholders provide advance notice to the Fund in order to nominate candidates for election to the Board or to bring proposals before the annual meeting of shareholders. This prevents other entities or groups of persons from nominating Directors or raising proposals during an annual meeting of shareholders unless they have provided such advance notice to the Fund.

REPURCHASE OF COMMON STOCK

The Fund may repurchase shares of its Common Stock in the open market or in privately negotiated transactions when the Fund can do so at prices below their then current net asset value per share on terms that the Board believes represent a favorable investment opportunity, but has no obligation to do so.

The market prices of the Fund shares may, among other things, be determined by the relative demand for and supply of the shares in the market, the Fund’s investment performance, the Fund’s dividends and yield and investor perception of the Fund’s overall attractiveness as an investment as compared with other investment alternatives. Any acquisition of Common Stock by the Fund will decrease the total assets of the Fund and therefore have the effect of increasing the Fund’s expense ratio. The Fund may borrow money to finance the repurchase of shares subject to the limitations described in the Prospectus. Any interest on the borrowings will reduce the Fund’s net income.

If a tender offer is authorized to be made by the Board, it will be an offer to purchase at a price equal to the net asset value of all (but not less than all) of the shares owned by the shareholder (or attributed to him or her for federal income tax purposes under Sections 318(a) and 302(c) of the Code). A shareholder who tenders all of the shares actually and constructively owned by that shareholder will realize a taxable gain or loss depending upon the amount of cash received and his or her basis in his or her shares.

Notwithstanding the foregoing, at any time when the Fund’s Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Stock unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Stock) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

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Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Stock or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Stock from the New York Stock Exchange, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares of Common Stock at prices below net asset value will result in an increase in the net asset value of those shares of Common Stock that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares of Common Stock trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its shares of Common Stock will decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its shares of Common Stock at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding shares of Common Stock then remaining.

Before deciding whether to take any action if the Fund’s Common Stock trades below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

DIVIDEND REINVESTMENT PLAN

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own

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Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in Common Shares or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in Common Shares. When the market price of the Common Shares is equal to or exceeds 98% of the net asset value per share of the Common Shares on the Determination Date (as defined below), Plan participants will be issued Common Shares valued at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Determination Date or (b) 95% of the market price per share of the common stock on the Determination Date. The Determination Date is the dividend or capital gains distribution record date or, if that date is not a NYSE trading day, the immediately preceding trading day.

If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share. Holders of Common Shares may withdraw from the Plan by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, New York 10269-0560, by logging onto your account and following the directions at www.Investpower.com or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Shares in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each Common Shareholder proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Shares or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. Upon any termination, you will be sent a certificate or

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certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage commissions actually incurred for this transaction from the proceeds. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, by logging onto your account and following the directions at www.Investpower.com or by telephone at 1-877-366-6441.

TAX MATTERS

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of the SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Federal Income Tax Treatment of the Fund

The Fund intends to qualify for, and to elect to be treated as, a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a “qualified publicly traded partnership” (i.e., a partnership that is traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90 percent of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), of any two or more issuers that are controlled by the Fund and engaged in the same, similar or related trades or business or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, in any taxable year with respect to which the Fund distributes at least 90% of its net investment income (i.e., the Fund’s investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), the Fund (but generally not its shareholders) generally will be relieved of U.S. federal income taxes on its net investment income and net capital gain (i.e., the Fund’s net long-term capital gain in excess of the sum of its net short-term capital loss and capital loss carryovers from prior years, if any) that it distributes to shareholders. However, the Fund will be subject to federal income tax (currently imposed at a maximum rate of 35%) on any undistributed net investment income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax payable by the Fund. To avoid the tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gain net income for previous

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years that were not, as a general rule, distributed during such years. For this purpose, any ordinary income or net capital gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November, or December with a record date in such a month and paid by the Fund during January of the following calendar year. To prevent application of the excise tax, the Fund intends to make distributions to satisfy the calendar year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gain for investment.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of failure to qualify as a regulated investment company, the Fund’s distributions, including any distributions of net long-term capital gains, to the extent derived from the Fund’s current or accumulated earnings and profits, will generally constitute dividends. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Furthermore, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the Common Stock and/or Preferred Shares until the asset coverage is restored. See “Description of Preferred Shares—Dividends and Dividend Periods—Restrictions on Dividends, Redemption and Other Payments” in the Prospectus. Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to qualify for taxation as a regulated investment company, or cause the Fund to incur a tax liability, a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.

Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund intends to repurchase or redeem (to the extent permitted under the 1940 Act) Preferred Shares in order to maintain or restore the asset coverage and avoid failure to remain qualified as a regulated investment company. The determination to repurchase or redeem Preferred Shares and the amounts to be repurchased or redeemed, if any, will be made in the sole discretion of the Fund.

Use of the Fund’s cash to repurchase or redeem Preferred Shares may adversely affect the Fund’s ability to distribute annually at least 90% of its net investment income, which distribution is required in order for the Fund to qualify for taxation as a regulated investment company. The Fund may also recognize income in connection with funding repurchases or redemptions of Preferred Shares, and such income would be taken into account in determining whether or not the above-described distribution requirements have been met. Depending on the size of the Fund’s assets relative to its outstanding senior securities, redemption of Preferred Shares might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the facts and circumstances.

Investments of the Fund in debt securities issued at a discount (or treated as if issued at a discount) or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to certain securities issued or treated as if issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to satisfy both the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes, even though the Fund receives no cash interest payments. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to borrow money or dispose of securities that it would otherwise have continued to hold.

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The Fund’s transactions in forward contracts and options and futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

Nature of Fund’s Investments

Some of the Fund’s investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Federal Income Tax Treatment of Holders of Preferred Shares

Under present law and based in part on the fact that there is no express or implied agreement between or among a Broker-Dealer or any other party, and the Fund or any owners of Preferred Shares, that the Broker-Dealer or any other party will guarantee or otherwise arrange to ensure that an owner of Preferred Shares will be able to sell his or her shares, the Fund is of the opinion that Preferred Shares will constitute stock of the Fund for federal income tax purpose, and thus distributions with respect to Preferred Shares (other than capital gain distributions and distributions in redemption of Preferred Shares subject to section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. The following discussion assumes such treatment will apply.

The Fund’s income will consist of net investment income and may also consist of net capital gain. The character of the Fund’s income will not affect the amount of dividends to which the holders of Preferred Shares are entitled. Holders of Preferred Shares are entitled to receive only the amount of dividends as determined by Auction. For federal income tax purposes, however, the Internal Revenue Service currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to designate distributions made with respect to the Common Stock and Preferred Shares as consisting of particular types of income (net capital gain and ordinary income) in accordance with each class’s proportionate share of the total dividends paid to both classes. Thus, each dividend paid with respect to Preferred Shares during a year will be designated as ordinary income dividends and distributions and, if the Fund designates any dividend as capital gains dividend, capital gains in proportion to the total dividends paid on Preferred Shares during the year to the total distributions paid on both Preferred Shares and the Common Stock during the year. Each holder of Preferred Shares during the year will be notified of the allocation within 60 days after the end of the year. The amount of the net capital gain realized by the Fund may not be significant, and there is no assurance that any such income will be realized by the Fund in any year. Distributions of the Fund’s net investment income and any excess of the Fund’s net short-term capital gains over its net long-term capital losses are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits.

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Distributions of the Fund’s net capital gains, if any, are taxable to shareholders at rates applicable to long-term capital gains, regardless of the length of time Preferred Shares have been held by the holders. Distributions in excess of the Fund’s earnings and profits will first reduce a shareholder’s adjusted tax basis in his or her Preferred Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to a holder of Preferred Shares who holds his or her Preferred Shares as a capital asset.

Although the Fund is required to distribute at least 90% of its net investment income, the Fund is not required to distribute net capital gain to its shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the “net undistributed capital gain”). In such case, the Fund may elect to have its shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of the net undistributed capital gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of the tax paid by the Fund on the net undistributed capital gain, and will increase the tax basis for his or her shares by an amount equal to the difference between the deemed distribution, less the tax credit. However, it is unclear whether a portion of the net undistributed capital gain would have to be allocated to Preferred Shares for federal income tax purposes. Until and unless the Fund receives acceptable guidance from the Internal Revenue Service as to the allocation of the net undistributed capital gain between the Common Stock and the Preferred Shares, the Fund intends to distribute its net capital gain for any year during which it has Preferred Shares outstanding. Such distribution will affect the tax character but not the amount of dividends to which holders of Preferred Shares are entitled.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December with a record date in such months, and paid in January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on December 31. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The IRS has ruled privately that dividends paid following the close of the taxable year that are treated for tax purposes as derived from income from the prior year will be treated as dividends “paid” in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as “paid” in the prior year for purposes of determining a class’s proportionate share of a particular type of income. However, the private ruling is not binding on the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will respect such treatment.

Most of the Fund’s net investment income is expected to be derived from REITs and interest-bearing securities. Accordingly, dividends paid with respect to Preferred Shares generally will not qualify for the dividends received deduction available to corporate shareholders. However, from time to time, a portion of the Fund’s net investment income may be attributable to dividends on equity securities which are eligible for the dividends received deduction under Section 243 of the Code. Corporate shareholders who otherwise are eligible to claim the dividends received deduction under Section 243 of the Code can deduct 70% of the portion of the Preferred Shares dividend representing the shareholder’s portion of the Fund’s eligible dividend income. The Internal Revenue Service has ruled that corporate shareholders of a regulated investment company must meet the holding requirements of Section 246(c) of the Code with respect to their shares of the regulated investment company in order to qualify for the dividends received deduction.

Special rules also apply to regular dividends paid to individuals which are attributable to dividends on equity securities. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset

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capital losses. Dividends received by the fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. Accordingly, dividends paid with respect to Preferred Shares generally will not qualify for the reduced tax rates applicable to qualified dividend income.

The Fund will inform holders of Preferred Shares of the source and tax status of all of the Fund’s distributions shortly after the close of each calendar year.

Sale of Shares

A holder’s sale of Preferred Shares will be a taxable transaction for federal income tax purposes. Selling holders of Preferred Shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in Preferred Shares sold. If such Preferred Shares are held as a capital asset, the gain or loss will generally be a capital gain or loss. Similarly, a redemption (including a redemption by the Fund resulting from liquidation of the Fund), if any, of all Preferred Shares actually and constructively held by a shareholder generally will give rise to capital gain or loss if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Common Stock in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss if several conditions imposed by the Code are satisfied. Any loss realized on a sale or exchange of Preferred Shares will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the original shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon a taxable disposition of Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares.

Backup Withholding

The Fund may be required to withhold for U.S. federal income tax purposes a portion of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of shares, non-U.S. shareholders must provide a properly completed IRS Form W-8 BEN certifying their non-United States status. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Information Withholding

The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder’s country of residence.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting

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requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Dividends paid by to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a portfolio.

Recently enacted legislation would generally exempt from United States federal withholding tax properly-designated dividends that (i) are paid in respect of a portfolio’s “qualified net interest income” (generally, a portfolio’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which such portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of a portfolio’s “qualified short-term capital gains” (generally, the excess of a portfolio’s net short-term capital gain over such portfolio’s long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50 percent of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (between December 31, 2004 and December 31, 2007) a RIC, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

31

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund as of December 31, 2004 incorporated by reference in this Statement of Additional Information have been audited by KPMG LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference therein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. KPMG LLP provides auditing services to the Fund. KPMG LLP is located at 345 Park Avenue, New York, New York 10154.

CUSTODIAN

The custodian of the assets of the Fund is State Street Bank and Trust Company. The custodian performs custodial, fund accounting and portfolio accounting services.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the Securities and Exchange Commission or on the Securities and Exchange Commission’s website at http://www.sec.gov.

32

APPENDIX A

RATINGS OF INVESTMENTS

The following is a description of the factors underlying the debt ratings of Moody’s, S&P and Fitch:

MOODY’S BOND RATINGS

Moody’s describes its ratings for corporate bonds as follows:

Aaa:    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A:    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa:    Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:    Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:    Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:    Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:    Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:    Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY’S MUNICIPAL BOND RATINGS

Aaa:    Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:    Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A:    Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa:    Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:    Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:    Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:    Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:    Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:    Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:    Bonds in the Aa group which Moody’s believes possess the strongest investment attributes are designated by the symbol Aa1.

Note:    Also, Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

MOODY’S DUAL RATINGS

In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

MOODY’S U.S. SHORT-TERM LOAN RATINGS

Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade or (MIG). In addition, those short-term obligations that are of speculative quality will be designated SG, or speculative grade. Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

Moody’s short-term ratings are designated Moody’s Investment Grade as MIG 1 or VMIG 1 through MIG 3 or VMIG 3.

Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1:    This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2:    This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3/VMIG 3:    This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG:    This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

MOODY’S COMMERCIAL PAPER RATINGS

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

PRIME-1:    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on Funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3:    Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME:    Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note:    A Moody’s commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

S&P BOND RATINGS

S&P describes its ratings for corporate bonds as follows:

AAA:    Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA:    Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in a small degree.

A:    Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB:    Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB-B-CCC-CC-C:    Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or large exposure to adverse conditions.

Note:    The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

S&P MUNICIPAL BOND RATINGS

An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based, in varying degrees, on the following considerations: likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA:    Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA:    Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Note:    Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

S&P DUAL RATINGS

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1-”).

S&P MUNICIPAL NOTE RATINGS

An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

Note rating symbols and definitions are as follows:

SP-1:    Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2:    Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:    Speculative capacity to pay principal and interest.

S&P COMMERCIAL PAPER RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Rating categories are as follows:

A-1:    This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:    Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

A-3:    Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

B:    Issues with this rating are regarded as having only speculative capacity for timely payment.

C:    This rating is assigned to short-term debt obligations with high vulnerability to nonpayment.

D:    Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

FITCH INVESTMENT GRADE BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, Underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA:    Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

AA:    Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F1+.”

A:    Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB:    The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

PLUS (+) MINUS (-):    Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR:    Indicates that Fitch does not rate the specific issue.

WITHDRAWN:    A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

RATING WATCH:    Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. Rating Watch is typically resolved over a relatively short period.

RATINGS OUTLOOK

A Rating Outlook is used to describe the most likely direction of any rating change over a one to two-year period. It is described as “Positive,” “Stable,” or “Negative.” A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, when Fitch Ratings is unable to identify the fundamental trend, the Rating Outlook may be described as evolving.

FITCH SPECULATIVE GRADE BOND RATINGS

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB:    Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B:    Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

CCC:    Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

CC:    Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:    Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D:    Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.

“DDD”    represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

PLUS (+) MINUS (-):    Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

FITCH SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F1+:    Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F1:    Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F1+.”

F2:    Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F1+” and “F1” ratings.

F3:    Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B:    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:    High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:    Default. Issues assigned this rating are in actual or imminent payment default.

APPENDIX B

ARTICLES SUPPLEMENTARY

REAL ESTATE INCOME FUND INC.

Articles Supplementary Creating and Fixing the Rights of Series M Taxable Auction Rate Preferred Shares

Real Estate Income Fund Inc., a Maryland corporation having its principal Maryland office in the City of Baltimore in the State of Maryland (the “Corporation”), certifies to the State Department of Assessments and Taxation of Maryland that:

First:    Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article IV of its Amended and Restated Articles of Incorporation (which as hereafter amended, restated and supplemented from time to time, is together with these Articles Supplementary, the “Charter”), and the Maryland General Corporation Law (the “MGCL”), the Board of Directors has duly classified out of the Corporation’s authorized and unissued common stock, and authorized the creation and issuance of 2,600 shares of the Corporation’s Taxable Auction Rate Preferred Shares, par value $.001 per share, liquidation preference $25,000 per share, having such designations as to series, and such number of shares per series, as is set forth under “Designations” below (the “Preferred Shares”).

Second:    Pursuant to Section 2-411 of the MGCL and authority granted by Article III of the Corporation’s By-laws, the Board of Directors of the Corporation has appointed a pricing committee (the “Pricing Committee”) and has authorized such Pricing Committee to fix the terms of the series of Preferred Shares, as set forth herein.

Third:    The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of the series of Preferred Shares are as follows:

DESIGNATION

Series M:    A series of 2,600 Preferred Shares, par value $0.001 per share, liquidation preference $25,000 per share, is hereby designated “Series M Taxable Auction Rate Preferred Shares” (the “Series”). Each share of the Series may be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an initial dividend rate per annum, initial Dividend Period and an initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of these Articles Supplementary. The Series M shall constitute a separate series of Preferred Shares of the Corporation.

Subject to the provisions of Section 11(b) of Part I hereof, the Board of Directors of the Corporation may, in the future, reclassify additional shares of the Corporation’s unissued common stock as preferred stock, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the dividend rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in the Articles Supplementary with respect to the additional shares.

Unless otherwise defined herein, as used in this Preamble and in Part I and Part II of these Articles Supplementary, capitalized terms shall have the meanings provided in Section 17 of Part I and Section 1 of Part II of these Articles Supplementary.

PART I: TERMS OF PREFERRED SHARES

1. Number of Shares; Ranking.

(a) The initial number of authorized shares constituting the Series is 2,600 shares.

(b) Shares of the Series which at any time have been redeemed or purchased by the Corporation shall, after such redemption or purchase, have the status of authorized but unissued shares of preferred stock.

(c) Shares of the Series shall rank on a parity with shares of any other series of preferred stock of the Corporation (including any other Preferred Shares) as to the payment of dividends to which such shares are entitled.

(d) No Holder of shares of the Series shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any shares of the Series, Common Shares of the Corporation or other securities of the Corporation which it may hereafter issue or sell.

2. Dividends.

(a) The Holders of shares of the Series shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2. Dividends on the Outstanding shares of the Series issued on the Date of Original Issue shall accumulate from the Date of Original Issue.

(b) (i) Dividends shall be payable when, as and if declared by the Board of Directors following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the shares of the Series, as follows:

(A) with respect to any Dividend Period of one year or less, on the Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is more than 91 days then on the 91st, 181st and 271st days within such period, if applicable, and on the Business Day following the last day of such Dividend Period; and

(B) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 within such Dividend Period and on the Business Day following the last day of such Dividend Period.

(ii) If a day for payment of dividends resulting from the application of subparagraph (b) above is not a Business Day, then the Dividend Payment Date shall be the first Business Day following such day for payment of dividends.

(iii) The Corporation shall pay to the Paying Agent not later than 12:00 noon, New York City time, on each Dividend Payment Date for the Series, an aggregate amount of immediately available funds equal to the dividends to be paid to all Holders of the Series on such Dividend Payment Date. The Corporation shall not be required to establish any reserves for the payment of dividends.

(iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends will, upon request and to the extent permitted by law, be repaid to the Corporation at the end of 90 days from the date on which such moneys were to have been so applied.

(v) Each dividend on the Series shall be paid on the Dividend Payment Date therefor to the Holders of the Series as their names appear on the stock ledger or stock records of the Corporation on the Business Day next preceding such Dividend Payment Date; provided, however, if dividends are in arrears, they may be declared and paid at any time to Holders as their names appear on the stock ledger or stock records of the Corporation on such date not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

(c) (i) the dividend rate on Outstanding shares of the Series during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor shall be equal to the rate as determined in the manner set forth under “Designation” above. For each subsequent Dividend Period for the Series, the dividend rate shall be equal to the rate per annum that results from an Auction (but the rate set at the Auction will not exceed the Maximum Rate); provided, however, that if an Auction for any subsequent Dividend Period of the Series is not held for any reason or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all shares of the Series being the subject of Submitted Hold Orders and other than in an Auction for a Special Dividend Period), then the dividend rate on the shares of the Series for any such Dividend Period shall be the Maximum Rate (except (A) during a Default Period when the dividend rate shall be the Default Rate, as set forth in Section 2(c)(B) below or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate shall be the Maximum Rate at the close of business on the last day of such Default Period). If the Corporation has declared a Special Dividend Period and there are not Sufficient Clearing Orders, the dividend rate for the next rate period will be the same as during the current rate period. If as a result of an unforeseeable disruption of the financial markets, an Auction cannot be held for a period of more than three business days, the dividend rate for the subsequent Dividend Period will be the same as the dividend rate for the current Dividend Period.

(ii) Subject to the cure provisions in Section 2(c)(iii) below, a “Default Period” will commence on any date the Corporation fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on the Series payable on the Dividend Payment Date (a “Dividend Default”) or (B) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default,” and together with a Dividend Default, hereinafter referred to as “Default”).

Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period.

(iii) No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Corporation) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for the Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

(iv) The amount of dividends per share of the Series payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

(d) Any dividend payment made on shares of the Series shall first be credited against the earliest accumulated but unpaid dividends due with respect to the Series.

(e) For so long as the Preferred Shares are Outstanding, except as otherwise contemplated by Part I of these Articles Supplementary, the Corporation will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares ranking junior to the Preferred Shares as to dividends or upon liquidation) with respect to Common Shares or any other capital stock of the Corporation ranking junior to the Preferred Shares as to dividends or the distribution of assets upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other capital stock ranking junior to the Preferred Shares (except by conversion into or exchange for shares of the Corporation ranking junior to the Preferred Shares as to dividends and the distribution of assets upon liquidation), unless (i) immediately after such transaction, the Corporation would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Corporation’s preferred stock, including the Preferred Shares or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and (iii) the Corporation has redeemed the full number of shares of preferred stock required to be redeemed by any mandatory provision for redemption including the Preferred Shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii) of Part I of these Articles Supplementary.

(f) For so long as the Preferred Shares are Outstanding, except as set forth in the next sentence, the Corporation will not declare, pay or set apart for payment on any series of stock of the Corporation ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Series through their most recent Dividend Payment Date. When dividends are not paid in full upon the Preferred Shares through their most recent Dividend Payment Dates or upon any other series of stock ranking on a parity as to the payment of dividends with the Preferred Shares through their most recent respective Dividend Payment Dates, all dividends declared upon the Preferred Shares and any other such series of stock ranking on a parity as to the payment of dividends with the Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on the Preferred Shares and such other series of preferred stock ranking on a parity therewith shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other series of preferred stock ranking on a parity therewith bear to each other.

3. Redemption.

(a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Maryland law, the Corporation may, at its option, redeem in whole or in part out of funds legally available therefor shares of the Series herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the Redemption Date (“Redemption Price”), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of Part I of these Articles Supplementary; provided, however, that during a Dividend

Period of more than one year, no shares of the Series will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Corporation shall not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Corporation gives such notice and on the Redemption Date, (A) the Corporation has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to Holders of the Series by reason of the redemption of the Series on the Redemption Date and (B) the Corporation would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 shall be applicable in such circumstances in the event the Corporation makes the deposit and takes the other action required thereby.

(ii) If the Corporation fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within ten Business Days following the relevant Valuation Date, in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test, or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an “Asset Coverage Cure Date”), the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor. The number of Preferred Shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Corporation meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Preferred Shares then Outstanding will be redeemed) and (B) the maximum number of Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.

(iii) In determining the Preferred Shares required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Corporation shall allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata or among the Holders of the Preferred Shares in proportion to the number of shares they hold and shares of other preferred stock subject to mandatory redemption provisions similar to those contained in this Section 3, subject to the further provisions of this subparagraph (iii). The Corporation shall effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Corporation last met the Preferred Shares Basic Maintenance Amount Test, or (B) the 1940 Act Preferred Shares Asset Coverage, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Asset Coverage Cure Date (the “Mandatory Redemption Date”), except that if the Corporation does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of Preferred Shares which would be required to be redeemed by the Corporation under clause (A) of subparagraph (a)(ii) of this Section 3 if sufficient funds were available, together with shares of other preferred stock which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Corporation otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Corporation shall redeem those Preferred Shares, and shares of other preferred stock which it was unable to redeem, on the earliest practicable date on which the Corporation will have such funds available, upon notice pursuant to Section 3(b) to record owners of Preferred Shares to be redeemed and the Paying Agent. The Corporation will deposit with the Paying Agent funds sufficient to redeem the specified number of Preferred Shares with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 1:00 P.M., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding Preferred Shares are to be redeemed pursuant to this Section 3(a)(iii), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of the Preferred Shares held by such Holders, by lot or by such other method as the Corporation shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. “Mandatory Redemption Price” means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

(b) In the event of a redemption pursuant to the foregoing Section 3(a), the Corporation will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Corporation shall deliver a notice of redemption to the Auction Agent (the “Notice of Redemption”) containing the information set forth below (i) in the case of an optional redemption pursuant to Section 3(a)(i) above, one Business Day prior to the giving of notice to the Holders, (ii) in the case of a mandatory redemption pursuant to Section 3(a)(ii) above, on or prior to the 10th day preceding the Mandatory Redemption Date. Only with respect to shares held by the Securities Depository, the Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of shares of the Series called for redemption not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Corporation). The Auction Agent shall confirm such telephonic notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of shares of the Series at their addresses appearing on the share records of the Corporation. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of shares of the Series to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

(c) Notwithstanding the provisions of paragraph (a) of this Section 3, no preferred stock, including the Preferred Shares, may be redeemed at the option of the Corporation unless all dividends in arrears on the Outstanding Preferred Shares and any other preferred stock have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding shares of preferred stock pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of preferred stock.

(d) Upon the deposit of funds sufficient to redeem shares of the Series with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Corporation has met the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage), and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Corporation shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the shares of the Series called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of the Series called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Corporation, after which time the Holders of shares of the Series so called for redemption may look only to the Corporation for payment of the redemption price and all other amounts, if any, to which they may be entitled; provided, however, that the Paying Agent shall notify all Holders whose funds are unclaimed by placing a notice in The Wall Street Journal concerning the availability of such funds once each week for three consecutive weeks. The Corporation shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

(e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of the Series shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Corporation shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Corporation may not have redeemed shares of the Series for which a Notice of Redemption has been given, dividends may be declared and paid on shares of the Series and shall include those shares of the Series for which Notice of Redemption has been given but for which deposit of funds has not been made.

(f) All moneys paid to the Paying Agent for payment of the redemption price of shares of the Series called for redemption shall be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.

(g) So long as any shares of the Series are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

(h) Except for the provisions described above, nothing contained in these Articles Supplementary limits any right of the Corporation to purchase or otherwise acquire any shares of the Series outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of the Series for which Notice of Redemption has been given and the Corporation meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Corporation shall have no voting rights. If fewer than all the Outstanding shares of the Series are redeemed or otherwise acquired by the Corporation, the Corporation shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

(i) In the case of any redemption pursuant to this Section 3, only whole shares of the Series shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

(j) Notwithstanding anything herein to the contrary, including, without limitation, Section 6(k) of Part I of these Articles Supplementary, the Board of Directors, upon notification to each Rating Agency, may authorize, create or issue other series of preferred stock, including other series of Preferred Shares, series of preferred stock ranking on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, to the extent permitted by the 1940 Act, if upon issuance of any such series, either (i) the net proceeds from the sale of such stock (or such portion thereof needed to redeem or repurchase the Outstanding Preferred Shares) are deposited with the Paying Agent in accordance with Section 3(d) of Part I of these Articles Supplementary, Notice of Redemption as contemplated by Section 3(b) of Part I of these Articles Supplementary has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding Preferred Shares or (ii) the Corporation would meet the 1940 Act Preferred Shares Asset Coverage, the Preferred Shares Basic Maintenance Amount Test and the requirements of Section 12(b) of Part I of these Articles Supplementary.

4. Designation of Dividend Period.

(a) The initial Dividend Period for the Series shall be as determined in the manner set forth under “Designation” above. The Corporation will designate the duration of subsequent Dividend Periods of the Series; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Series shall have been cured as provided above, (iii) Sufficient Clearing Orders shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Corporation shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with the Paying Agent, (v) in the case of the designation of a Special Dividend Period, the Broker-Dealers shall have notified the Corporation in writing that they believe the Auction for the Special Dividend Period will be successful, and (vi) each Rating Agency shall have confirmed in writing to the Corporation that such designation shall not adversely affect their respective then-current ratings of the Preferred Shares.

(b) If the Corporation proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Corporation by telephonic or other means to the Auction Agent and each Broker-Dealer and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Corporation proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and the Maximum Rate for such Special Dividend Period and (B) that the Corporation will by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period shall be a Standard Dividend Period. No later than 3:00 P.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Corporation shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

(I) a notice stating (A) that the Corporation has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

(II) a notice stating that the Corporation has determined not to exercise its option to designate a Special Dividend Period.

If the Corporation fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of paragraph (a) of this Section 4 by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Corporation shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (II) above, thereby resulting in a Standard Dividend Period.

5. Restrictions on Transfer.    Shares of the Series may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Corporation or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding shares of the Series through different Broker-Dealers, advises the

Auction Agent of such transfer. The certificates representing the shares of the Series issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

6. Voting Rights.

(a) Except as otherwise provided in the Charter or as otherwise required by applicable law, (i) each Holder of shares of the Series shall be entitled to one vote for each share of the Series held on each matter on which the Holders of the Preferred Shares are entitled to vote, and (ii) the holders of the Outstanding shares of preferred stock, including the Series, and holders of shares of Common Shares shall vote together as a single class on all matters submitted to the stockholders; provided, however, that, with respect to the election of directors, the holders of the Outstanding shares of preferred stock, including the Series, represented in person or by proxy at a meeting for the election of directors, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock, including the Common Shares, to elect two directors of the Corporation, each share of preferred stock, including the Series, entitling the holder thereof to one vote. The identities of the nominees of such directorships may be fixed by the Board of Directors. Subject to paragraph (b) of this Section 6, the holders of outstanding shares of Common Shares and outstanding shares of preferred stock, including the Series, voting together as a single class, shall be entitled to elect the balance of the directors.

(b) If at any time dividends on the Preferred Shares shall be unpaid in an amount equal to two full years’ dividends on the Preferred Shares (a “Voting Period”), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number of additional directors that, when added to the number of directors then constituting the Board of Directors, shall (together with the two directors elected by the holders of preferred stock, including the Series, pursuant to paragraph (a) of this Section 6) constitute a majority of such increased number, and the holders of any shares of preferred stock, including the Series, shall be entitled, voting as a single class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), to elect the smallest number of such additional directors of the Corporation that shall constitute a majority of the total number of directors of the Corporation so increased. The Voting Period and the voting rights so created upon the occurrence of the conditions set forth in this paragraph (b) of Section 6 shall continue unless and until all dividends in arrears on the Series shall have been paid or declared and sufficient cash or specified securities are set apart for the payment of such dividends. Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the holders of preferred stock, including the Series, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

(c) As soon as practicable after the accrual of any right of the holders of shares of preferred stock, including the Series, to elect additional directors as described in paragraph (b) of this Section 6, the Corporation shall notify the Auction Agent, and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than ten nor more than 90 days after the date of mailing of such notice. If the Corporation fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred stock, including the Series, held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), shall be entitled to elect the number of directors prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis. At any such meeting or adjournment thereof in the absence of a quorum, a majority of the holders of shares of preferred stock, including Holders of the Preferred Shares, present in person or by proxy shall have the power to adjourn the meeting without notice, other than an announcement at the meeting, until a quorum is present.

(d) For purposes of determining any rights of the holders of the shares of preferred stock, including the Series, to vote on any matter, whether such right is created by these Articles Supplementary, by statute or otherwise, if redemption of some or all of the shares of preferred stock, including the Series, is required, no holder of shares of preferred stock, including the Series, shall be entitled to vote and no share of preferred stock, including the Series, shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum, if prior to or concurrently with the time of determination, sufficient Deposit Securities for the redemption of such shares have been deposited in the case of Preferred Shares in trust with the Paying Agent for that purpose and the requisite Notice of Redemption with respect to such shares shall have been given as provided in Section 3(b) of Part I of these Articles Supplementary and in the case of other preferred stock the Corporation has otherwise met the conditions for redemption applicable to such shares.

(e) The terms of office of all persons who are directors of the Corporation at the time of a special meeting of Holders of the Preferred Shares and holders of other shares of preferred stock to elect directors pursuant to paragraph (b) of this Section 6 shall continue, notwithstanding the election at such meeting by the holders of the number of directors that they are entitled to elect.

(f) Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the Preferred Shares and holders of shares of other preferred stock pursuant to paragraph (b) of this Section 6 shall terminate, the remaining directors shall constitute the directors of the Corporation and the voting rights of such holders to elect additional directors pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

(g) Unless otherwise required by law or in the Corporation’s Charter, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. In the event that the Corporation fails to pay any dividends on the Preferred Shares of the Corporation or fails to redeem any Preferred Shares which it is required to redeem, or any other event occurs which requires the mandatory redemption of Preferred Shares and the required Notice of Redemption has not been given, other than the rights set forth in paragraph (a) of Section 3 of Part I of these Articles Supplementary, the exclusive remedy of the Holders of Preferred Shares shall be the right to vote for directors pursuant to the provisions of paragraph (b) of this Section 6. In no event shall the Holders of Preferred Shares have any right to sue for, or bring a proceeding with respect to, such dividends or redemptions or damages for the failure to receive the same.

(h) For so long as any shares of preferred stock, including the Series, are outstanding, the Corporation will not, without the affirmative vote of the Holders of a majority of the outstanding preferred stock, (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Corporation’s assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Preferred Shares, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the

Corporation’s Paying Agent and the Auction Agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Corporation may borrow as may be permitted by the Corporation’s investment restrictions; provided, however, that transfers of assets by the Corporation subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Corporation has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

(i) The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock, including the Series, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Corporation under Section 13(a) of the 1940 Act. In the event a vote of holders of shares of preferred stock is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Corporation shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify each Rating Agency that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify each Rating Agency of the results of such vote.

(j) The affirmative vote of the Holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock of any series, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Corporation’s shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any rights, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this Section (j) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.

(k) The Board of Directors, without the vote or consent of any holder of shares of preferred stock, including the Series, or any other stockholder of the Corporation, may from time to time amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Corporation, or confirm the applicability of covenants and other obligations set forth herein, all in connection with obtaining or maintaining the rating of any Rating Agency with respect to the Series, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares or the Holders thereof, provided that the Board of Directors receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency’s rating of the Series) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

In addition, subject to compliance with applicable law, the Board of Directors may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of shares of preferred stock, including the Series, or any other stockholder of the Corporation, but only with confirmation from each Rating Agency, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Corporation would meet the Preferred Shares Basic Maintenance Amount Test.

(l) Solely for purposes of the provisions of Section 6(b) of this Part I, and subject to the terms thereof in accordance with the 1940 Act and Section 3-803(f) of MGCL, by resolution of its Board of Directors on August 22, 2002, the Corporation elected to be subject to Section 3-804(b) of the MGCL, which vests in the Board of Directors the power to fix the number of Directors of the Corporation, to be effective upon the occurrence of the conditions giving rise to a Voting Period, notwithstanding any contrary provisions in the

Corporation’s Charter or Bylaws. Except as set forth above, the Corporation has not elected to be subject to the provisions of Title 3, Subtitle 8 of the MGCL.

7. Liquidation Rights.

(a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of shares of preferred stock, including the Series, shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, after claims of creditors but before distribution or payment shall be made in respect of the Common Shares or to any other shares of stock of the Corporation ranking junior to the preferred stock, as to liquidation payments, a liquidation distribution in the amount of $25,000 per share (the “Liquidation Preference”), plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not declared by the Board of Directors, but excluding interest thereon), but such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. The Series shall rank on a parity with shares of any other series of preferred stock of the Corporation as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation.

(b) If, upon any such liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the holders of all outstanding shares of preferred stock, including the Series, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding shares of preferred stock, including the Series, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Unless and until payment in full has been made to the holders of all outstanding shares of preferred stock, including the Series, of the liquidation distributions to which they are entitled, no dividends or distributions will be made to holders of Common Shares or any stock of the Corporation ranking junior to the preferred stock as to liquidation.

(c) Neither the consolidation nor merger of the Corporation with or into any other corporation or corporations, nor the sale, lease, exchange or transfer by the Corporation of all or substantially all of its property and assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 7.

(d) After the payment to Holders of Preferred Shares of the full preferential amounts provided for in this Section 7, the Holders of the Preferred Shares as such shall have no right or claim to any of the remaining assets of the Corporation.

(e) In the event the assets of the Corporation or proceeds thereof available for distribution to the Holders of Preferred Shares, upon dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other series of preferred stock unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts to which holders of all shares of preferred stock are entitled upon such dissolution, liquidation or winding up.

(f) Subject to the rights of the holders of shares of other preferred stock or after payment shall have been made in full to the Holders of Preferred Shares as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

8. Auction Agent.    For so long as any Preferred Shares are Outstanding, the Auction Agent, duly appointed by the Corporation to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Corporation and its Affiliates (which, however, may engage or have engaged in business transactions with the Corporation or its Affiliates) and at no time shall the Corporation or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of the Series are Outstanding, the Corporation will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Corporation may remove the Auction Agent provided that prior to such removal the Corporation shall have entered into such an agreement with a successor auction agent.

9. 1940 Act Preferred Shares Asset Coverage.    The Corporation shall maintain, as of the last Business Day of each month in which any Preferred Shares are Outstanding, the 1940 Act Preferred Shares Asset Coverage; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Corporation fails to do so.

10. Preferred Shares Basic Maintenance Amount.    So long as any Preferred Shares are Outstanding and any Rating Agency so requires, the Corporation shall maintain, as of each Valuation Date, Moody’s Eligible Assets and Fitch Eligible Assets, as applicable, having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Corporation fails to do so.

11. Certain Other Restrictions.    So long as any Preferred Shares are Outstanding and Fitch, Moody’s or any Other Rating Agency that is rating such shares so requires, the Corporation will not, unless it has received written confirmation from Fitch (if Fitch is then rating the Preferred Shares), Moody’s (if Moody’s is then rating the Preferred Shares) and (if applicable) such Other Rating Agency, that any such action would not impair the rating then assigned by such Rating Agency to the Preferred Shares, engage in any one or more of the following transactions:

(a) purchase or sell futures contracts or options thereon with respect to portfolio securities or write put or call options on portfolio securities;

(b) except in connection with a refinancing of the Preferred Shares, issue additional shares of any series of preferred stock, including the Series or reissue any shares of preferred stock, including the Series previously purchased or redeemed by the Corporation;

(c) engage in any short sales of securities;

(d) lend portfolio securities;

(e) merge or consolidate into or with any other fund; or

(f) for purposes of valuation of Moody’s Eligible Assets: (i) if the Corporation writes a call option, the underlying asset will be valued as follows: (A) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the Preferred Shares, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (B) otherwise, it has no value; (ii) if the Corporation writes a put option, the underlying asset be valued as follows: the lesser of (A) exercise price and (B) the Discounted Value of the underlying security; and (iii) call or put option contracts which the Corporation buys have no value. For so long as the Preferred Shares are rated by Moody’s: (A) the Corporation will not engage in options transactions for leveraging or speculative purposes; (B) the Corporation will not write or sell any anticipatory contracts pursuant to which the Corporation hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Corporation will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Corporation would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; (D) the Corporation will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Corporation would continue to be in compliance with the provisions relating to the Preferred Shares Basic Maintenance Amount; (E) for purposes of the Preferred Shares Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Corporation shall write only exchange-traded options on exchanges approved by Moody’s (if Moody’s is then rating the Preferred Shares); (G) where delivery may be made to the Corporation with any of a class of securities, the Corporation shall assume for purposes of the Preferred Shares Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Corporation will not engage in forward contracts; and (I) there shall be a quarterly audit made of the Corporation’s options transactions by the Corporation’s independent auditors to confirm that the Corporation is in compliance with these standards.

12. Compliance Procedures for Asset Maintenance Tests.    For so long as any Preferred Shares are Outstanding and any Rating Agency so requires:

(a) As of each Valuation Date, the Corporation shall determine (i) the Market Value of each Eligible Asset owned by the Corporation on that date, (ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of that date, (iv) the value (as used in the 1940 Act) of the total assets of the Corporation, less all liabilities, and (v) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date.

(b) Upon any failure to meet the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on any Valuation Date, the Corporation may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing the Preferred Shares outside of an Auction or, in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), to meet (or certify in the case of a failure to file a certificate on a timely basis, as the case may be) the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on or prior to the Asset Coverage Cure Date.

(c) Compliance with the Preferred Shares Basic Maintenance Amount and 1940 Act Asset Coverage Tests shall be determined with reference to those Preferred Shares which are deemed to be Outstanding hereunder.

(d) The Corporation shall deliver to the Auction Agent and each Rating Agency a certificate which sets forth a determination of items (i)-(iii) of paragraph (a) of this Section 12 (a “Preferred Shares Basic Maintenance Certificate”) as of (i) the Date of Original Issue, (ii) the last Valuation Date of each month, (iii) any date requested by any Rating Agency, (iv) a Business Day on or before any Asset Coverage Cure Date relating to the Corporations cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, (v) any day that Common Shares or Preferred Shares are redeemed and (vi) any day the Eligible Assets have an aggregate discounted value less than or equal to 115% of the Preferred Shares Basic Maintenance Amount. Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (i) on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

(e) The Corporation shall deliver to the Auction Agent and each Rating Agency a certificate which sets forth a determination of items (iv) and (v) of paragraph (a) of this Section 12 (a “1940 Act Preferred Shares Asset Coverage Certificate”) (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates required by paragraphs (d) and (e) of this Section 12 may be combined into a single certificate.

(f) Within ten Business Days of the Date of Original Issue, the Corporation shall deliver to the Auction Agent and each Rating Agency a letter prepared by the Corporation’s independent auditors (an “Auditor’s

Certificate”) regarding the accuracy of the calculations made by the Corporation in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Corporation on the Date of Original Issue. Within ten Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last Valuation Date of each fiscal quarter of the Corporation, the Corporation will deliver to the Auction Agent and each Rating Agency an Auditor’s Certificate regarding the accuracy of the calculations made by the Corporation in such Certificates and in one other Preferred Shares Basic Maintenance Certificate randomly selected by the Corporation’s independent auditors during such fiscal quarter. In addition, the Corporation will deliver to the persons specified in the preceding sentence an Auditor’s Certificate regarding the accuracy of the calculations made by the Corporation on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor’s Certificate shows that an error was made in any such report, the calculation or determination made by the Corporation’s independent auditors will be conclusive and binding on the Corporation.

(g) The Auditor’s Certificates referred to in paragraph (f) above will confirm, based upon the independent auditor’s review of portfolio data provided by the Corporation, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates and 1940 Act Preferred Shares Asset Coverage Certificates and (ii) that, based upon such calculations, the Corporation had, at such Valuation Date, met the Preferred Shares Basic Maintenance Amount Test.

(h) In the event that a Preferred Shares Basic Maintenance Certificate or 1940 Act Preferred Shares Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 12, the Corporation shall be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 12(b) of Part I of these Articles Supplementary. In the event that a Preferred Shares Basic Maintenance Certificate, a 1940 Act Preferred Shares Asset Coverage Certificate or an applicable Auditor’s Certificate with respect to an Asset Coverage Cure Date is not delivered within the time periods specified herein, the Corporation shall be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Preferred Shares Asset Coverage, as the case may be, as of the related Valuation Date.

13. Notice.    All notices or communications hereunder, unless otherwise specified in these Articles Supplementary, shall be sufficiently given if in writing and delivered in person, by telecopier or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five-days after which such notice is mailed, except as otherwise provided in these Articles Supplementary or by the MGCL for notices of stockholders’ meetings.

14. Waiver.    To the extent permitted by Maryland Law, Holders of at least two-thirds of the Outstanding Preferred Shares may waive any provision hereof intended for their benefit in accordance with such procedures as may from time to time be established by the Board of Directors.

15. Termination.    In the event that no Preferred Shares are Outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Corporation under these Articles Supplementary shall terminate.

16. Amendment.    Subject to the provisions of these Articles Supplementary, the Board of Directors may, by resolution duly adopted without stockholder approval (except as otherwise provided by these Articles Supplementary or required by applicable law), amend these Articles Supplementary to reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of Section 6(k) of Part I of these Articles Supplementary without stockholder approval. To the extent permitted by applicable law, the Board of Directors may interpret, amend or adjust the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any patent defect.

17. Definitions.    As used in Part I and Part II of these Articles Supplementary, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

““AA” Composite Commercial Paper Rate” on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is 7 days or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90-day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in clause (ii) below; for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of financial issuers whose corporate bonds are rated “AA” by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the “AA” Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) “Commercial Paper Dealers” shall mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Corporation, and (B) “interest equivalent” of a rate stated on a discount basis for commercial paper of a given number of days, maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

“Affiliate” means any person known to the Auction Agent to be controlled by, in control of or under common control with the Corporation; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Corporation shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the directors or executive officers of which is a director of the Corporation be deemed to be an Affiliate solely because such director or executive officer is also a director of the Corporation.

“Agent Member” means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

“All Hold Rate” means 80% of the “AA” Composite Commercial Paper Rate.

“Applicable Rate” means, with respect to the Series for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period if all the shares of the Series are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

“Approved Price” means the “fair value” as determined by the Corporation in accordance with the valuation procedures adopted from time to time by the Board of Directors and for which the Corporation receives a mark-to-market price (which, for the purpose of clarity, does not mean a Market Value Price) from an independent source at least semi-annually.

“Asset Coverage Cure Date” has the meaning set forth in Section 3(a)(ii) of Part I of these Articles Supplementary.

“Auction” means each periodic operation of the Auction Procedures.

“Auction Agent” means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to follow the Auction Procedures for the purpose of determining the Applicable Rate.

“Auction Date” means the first Business Day next preceding the first day of a Dividend Period for the Series.

“Auction Procedures” means the procedures for conducting Auctions as set forth in Part II of these Articles Supplementary.

“Auditor’s Certificate” has the meaning set forth in Section 12(f) of Part I of these Articles Supplementary.

“Beneficial Owner,” with respect to shares of the Series, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of the Series.

“Bid” has the meaning set forth in Section 2(a) of Part II of these Articles Supplementary.

“Bidder” has the meaning set forth in Section 2(a) of Part II of these Articles Supplementary, provided however that neither the Corporation nor any Affiliate shall be permitted to be Bidder in an Auction.

“Board of Directors” or “Board” means the Board of Directors of the Corporation or any duly authorized committee thereof as permitted by applicable law.

“Broker-Dealer” means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Corporation and has entered into a Broker-Dealer Agreement that remains effective.

“Broker-Dealer Agreement” means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

“Business Day” means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

“Charter” has the meaning set forth in the preamble to these Articles Supplementary.

“Commission” means the Securities and Exchange Commission.

“Common Shares” means the shares of the Corporation’s Common Stock, par value $.001 per share.

“Corporation” has the meaning set forth in the preamble to these Articles Supplementary.

“Date of Original Issue” means the date on which the Series is originally issued by the Corporation.

“Default” has the meaning set forth in Section 2(c)(ii) of Part I of these Articles Supplementary.

“Default Period” has the meaning set forth in Sections 2(c)(ii) or (iii) of Part I of these Articles Supplementary.

“Default Rate” has the meaning set forth in Sections 2(c)(iii) of Part I of these Articles Supplementary.

“Deposit Securities” means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA, A-1 or SP-1 by S&P, except that, for purposes of optional redemption, such obligations or securities will be considered “Deposit Securities” only if they also are rated at least P-1 by Moody’s.

“Discount Factor” means the Fitch Discount Factor (if Fitch is then rating the Preferred Shares), the Moody’s Discount Factor (if Moody’s is then rating the Preferred Shares) or the discount factor established by any Other Rating Agency which is then rating the Preferred Shares and which so requires, whichever is applicable.

“Discounted Value” means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

“Dividend Default” has the meaning set forth in Section 2(c)(ii) of Part I of these Articles Supplementary.

“Dividend Payment Date” with respect to the Preferred Shares means any date on which dividends are payable pursuant to Section 2(b) of Part I hereof.

“Dividend Period” means the initial period determined in the manner set forth under “Designation” above, and thereafter the period commencing on the Business Day following each Dividend Period and ending on the day established for the Series by the Corporation.

“Eligible Assets” means Moody’s Eligible Assets (if Moody’s is then rating the Preferred Shares), Fitch Eligible Assets (if Fitch is then rating the Preferred Shares), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Preferred Shares, whichever is applicable.

“Existing Holder” has the meaning set forth in Section 1 of Part II of these Articles Supplementary.

“Exposure Period” means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

“Fitch” means Fitch Ratings and its successors at law.

“Fitch Discount Factor” means for the purposes of determining the Preferred Shares Basic Maintenance Amount, the percentage determined below:

(a) Common Stock and Preferred Stock of REITs and Other Real Estate Companies:

Discount Factor
REIT or Other Real Estate Company Preferred Shares	154%
REIT or Other Real Estate Company Common Stock	196%

(b) Corporate Debt Securities of REITs:

Term to Maturity	AAA	AA	A	BBB	BB	B	CCC
1 year	111%	114%	117%	120%	121%	127%	227%
2 year	116%	125%	125%	127%	132%	137%	137%
3 year	121%	123%	127%	131%	133%	140%	225%
4 year	126%	126%	129%	132%	136%	140%	164%
5 year	131%	132%	135%	139%	144%	149%	185%
7 year	140%	143%	146%	152%	159%	167%	228%
10 year	141%	143%	147%	153%	160%	168%	232%
12 year	144%	144%	150%	157%	165%	174%	249%
15 year	148%	151%	155%	163%	172%	182%	274%
20-30 year	152%	156%	160%	169%	180%	191%	306%

(1)	The Fitch Discount Factors will also apply to interest rate swaps and caps, whereby the rating on the counterparty will determine the appropriate Discount Factor to apply.

(2)	If a security is unrated by Fitch, but is rated by two other NRSROs, then the lower of the ratings on the security from the two other NRSROs should be used to determine the Fitch Discount Factor. If the security is not rated by Fitch, but has a rating from only one other NRSRO, and the security is above investment grade, then the security will be notched one rating category for purposes of computing the Discount Factor. If the security is not rated by Fitch, but has a rating from only one other NRSRO, and the security is below investment grade, then the security will be notched two rating categories for purposes of computing the Discount Factor.

(c) Convertible Debt Securities:

The Fitch Discount Factor applied to convertible debt securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premiums greater than 100% nor (y) a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles, and (B) 179% for below investment grade convertibles so long a such convertible debt securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve is 370%.

(d)	U.S. Treasury Securities:

Remaining Term to Maturity	Discount Factor
1 year	101.5%
2 year	103%
3 year	105%
4 year	107%
5 year	109%
5-7 year	112%
7-10 year	114%
15 year	122%
20 year	130%
25 year	146%
30 year	154%

(e) Short-Term Instruments and Cash:

The Fitch Discount Factor applied to short-term portfolio securities will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Exposure Period and (B) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the exposure period and are rated at least F1/AA by Fitch, A-1/AA by Moody’s, or A1/AA by S&P. A Fitch Discount Factor of 100% will be applied to cash.

(f) Other Securities:

The Fitch Discount Factor with respect to securities other than those described above will be the percentage provided in writing by Fitch.

“Fitch Eligible Assets” means the following:

(a) Common Stock, Preferred Stock, and any debt security of REITs and Real Estate Companies.

(b) Unrated debt securities issued by an issuer which (1) has not filed for bankruptcy in the past three years; (2) is current on all interest and principal on its fixed income obligations; (3) is current on all preferred stock dividends.

(c) Interest rate swaps entered into according to International Swap Dealers Association standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1, or, if the swap counterparty does not have a short-term rating, the counterparty’s senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another NRSRO and (2) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the Preferred Shares originally issued.

(d) U.S Treasury securities and U.S. Treasury Strips.

(e) Short-Term Money Market Instruments as long as (i) such securities are rated at least ‘F1’ by Fitch or the equivalent by another NRSRO, (ii) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least ‘A’ by Fitch or the equivalent by another NRSRO, or (iii) in all other cases, the supporting entity (1) is rated at least ‘A’ by Fitch and the security matures in one month or (2) is rated at least ‘AA’ by Fitch and matures within six months.

(f) Cash (including, for this purpose, interest and dividends due on assets rated (i) BBB or higher by Fitch if the payment date is within 5 Business Days of the Valuation Date, (ii) A or higher by Fitch if the payment is within thirty days of the Valuation Date (iii) A+ or higher by Fitch if the payment date is within the Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which are generated by such receivables are (A) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Fitch or (B)(1) with counterparties having a Fitch long-term rating of at least BBB by Fitch or (2) with counterparties having a Fitch short-term rating of at least ‘F1’.

“Holder” means, with respect to the Preferred Shares, the registered holder of shares of the Series as the same appears on the stock ledger or stock records of the Corporation.

“Hold Order” has the meaning set forth in Section 2(a) of Part II of these Articles Supplementary.

“Investment Manager” means Citi Fund Management Inc.

“Liquidation Preference” means $25,000 per Preferred Share.

“Mandatory Redemption Date” has the meaning set forth in Section 3(a)(iii) of Part I of these Articles Supplementary.

“Mandatory Redemption Price” has the meaning set forth in Section 3(a)(iii) of Part I of these Articles Supplementary.

“Market Value” means the fair market value of an asset of the Corporation as computed as follows: Securities listed on the New York Stock Exchange at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined, provided that, if there has been no sale on such day, the securities are valued at the closing bid prices on such day and provided further that, if no bid prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (“NASDAQ”) National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager and/or sub-investment adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the current bid prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the directors deem appropriate to reflect their fair market value. The fair market value of certain fixed-income securities is computed based upon (i) the basis of prices provided by a Pricing Service or (ii) the lower of the value set forth in bids from two independent dealers in securities, one of which bids will be in writing, in each case with interest accrued added to such computation for those assets of the Corporation where such computation does not include interest accrued. The independent dealers from whom bids are sought shall be either (a) market makers in the securities being valued or (b) members of the National Association of Securities Dealers, Inc. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

“Maximum Rate” means, on any date on which the Applicable Rate is determined, the rate equal to 150% of the applicable Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Corporation would be in compliance with the Preferred Shares Basic Maintenance Amount.

“Minimum Rate” means, on any Auction Date with respect to a Dividend Period of 28 days or fewer, 70% of the AA Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Rate on any Auction Date with respect to a Dividend Period of more than the Standard Rate Period.

“Moody’s” means Moody’s Investors Service, Inc. and its successors at law.

“Moody’s Discount Factor” means, for purposes of determining the Discounted Value of any Moody’s Eligible Asset, the percentage determined as follows. The Moody’s Discount Factor for any Moody’s Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody’s.

(a) Common Stock and Preferred Stock of REITs and Other Real Estate Companies:

Discount Factor (1)(2)(3)
Common Stock of REITs	154%
Preferred Stock of REITs
with Senior Implied Moody’s (or S&P) rating:	154%
without Senior Implied Moody’s (or S&P) rating:	208%
Preferred Stock of Other Real Estate Companies
with Senior Implied Moody’s (or S&P) rating:	208%
without Senior Implied Moody’s (or S&P) rating:	250%

(1)	A Discount Factor of 250% will be applied to those assets in a single Moody’s Real Estate Industry/Property Sector Classification which exceed 30% of Moody’s Eligible Assets but are not greater than 35% of Moody’s Eligible Assets.
(2)	A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.
(3)	A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

(b) Debt Securities of REITs and Other Real Estate Companies(1):

Maturity in Years	Aaa	Aa	A	Baa	Ba	B	Caa	NR(2)
1	109%	112%	115%	118%	119%	125%	225%	250%
2	115%	118%	122%	125%	127%	133%	225%	250%
3	120%	123%	127%	131%	133%	140%	225%	250%
4	126%	129%	133%	138%	140%	147%	225%	250%
5	132%	135%	139%	144%	146%	154%	225%	250%
7	139%	143%	147%	152%	156%	164%	225%	250%
10	145%	150%	155%	160%	164%	173%	225%	250%
15	150%	155%	160%	165%	170%	180%	225%	250%
20	150%	155%	160%	165%	170%	190%	225%	250%
30	150%	155%	160%	165%	170%	191%	225%	250%

(1)	The Moody’s Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.
(2)	Unrated debt securities are limited to 10% of discounted Eligible Assets. If a security is unrated by Moody’s but is rated by S&P, a rating two numeric ratings below the S&P rating will be used, e.g., where the S&P rating is AAA, a Moody’s rating of Aa2 will be used; where the S&P rating is AA+, a Moody’s rating of Aa3 will be used. If a security is unrated by either Moody’s or S&P, the percentage set forth under “NR” in this table will be used.

(c) U.S. Treasury Securities and U.S. Treasury Strips (as defined by Moody’s):

Remaining Term to Maturity	U.S. Treasury Securities Discount Factor	U.S. Treasury Strips Discount Factor
1 year or less	107%	107%
2 years or less (but longer than 1 year)	113%	114%
3 years or less (but longer than 2 years)	118%	120%
4 years or less (but longer than 3 years)	123%	127%
5 years or less (but longer than 4 years)	128%	133%
7 years or less (but longer than 5 years)	135%	145%
10 years or less (but longer than 7 years)	141%	159%
15 years or less (but longer than 10 years)	146%	184%
20 years or less (but longer than 15 years)	154%	211%
30 years or less (but longer than 20 years)	154%	236%

(d) Short-Term Instruments and Cash. The Moody’s Discount Factor applied to Moody’s Eligible Assets that are short term money instruments (as defined by Moody’s) will be

(i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date,

(ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and

(iii) 125%, if such securities are not rated by Moody’s, so long as such portfolio securities are rated at least A-1+/AA or SP- 1+/AA by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. A Moody’s Discount Factor of 100% will be applied to cash.

“Moody’s Eligible Assets” means the following:

(a) Common Stock, Preferred Stock and any debt security of REITs and Other Real Estate Companies.

(i) Common stock of REITs and preferred stock and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody’s Real Estate Industry/ Property Sector Classifications listed below and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate classes of common stock, preferred stock, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody’s Eligible Assets, and (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody’s Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody’s Eligible Assets; and

(ii) Unrated debt securities issued by an issuer which: (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor’s report without qualified, explanatory language and (E) in the aggregate do not exceed 10% of the discounted Moody’s Eligible Assets;

(b) Interest rate swaps entered into according to International Swap Dealers Association standards if

(i) the counterparty to the swap transaction has a short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty’s senior unsecured long-term debt rating is Aa3 or higher and

(ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap transaction will be marked-to-market daily;

(c) U.S. Treasury Securities and Treasury Strips (as defined by Moody’s);

(d) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody’s) need not meet any otherwise applicable Moody’s rating criteria; and

(e) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody’s if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date) and receivables for Moody’s Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody’s or (B) (1) with counterparties having a Moody’s long-term debt rating of at least Baa3 or (2) with counterparties having a Moody’s Short-Term Money Market Instrument rating of at least P-1.

“Moody’s Real Estate Industry/ Property Sector Classification” means, for the purposes of determining Moody’s Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts (“NAREIT”)):

1.	Office

2.	Industrial

3.	Mixed

4.	Shopping Centers

5.	Regional Malls

6.	Free Standing

7.	Apartments

8.	Manufactured Homes

9.	Diversified

10.	Lodging/Resorts

11.	Health Care

12.	Home Financing

13.	Commercial Financing

14.	Self Storage

The Corporation will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/or Moody’s, as necessary.

“1933 Act” means the Securities Act of 1933, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1940 Act Preferred Shares Asset Coverage” means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Corporation which are stock, including all Outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

“1940 Act Preferred Shares Asset Coverage Certificate” means the certificate required to be delivered by the Corporation pursuant to Section 12(e) of Part I of these Articles Supplementary.

“Notice of Redemption” means any notice with respect to the redemption of Preferred Shares pursuant to Section 3 of Part I of these Articles Supplementary.

“Order” has the meaning set forth in Section 2(a) of Part II of these Articles Supplementary.

“Other Rating Agency” means any rating agency other than Fitch or Moody’s then providing a rating for the Preferred Shares pursuant to the request of the Corporation.

“Other Rating Agency Eligible Assets” means assets of the Corporation designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Corporation’s assets in connection with such Other Rating Agency’s rating of the Preferred Shares.

“Other Real Estate Companies” means companies which generally derive at least 50% of their revenue from real estate or have at least 50% of their assets in real estate, but not including REITs.

“Outstanding” means, as of any date, the Preferred Shares theretofore issued by the Corporation except, without duplication, (i) any Preferred Shares theretofore canceled, redeemed or repurchased by the Corporation, or delivered to the Auction Agent for cancellation or with respect to which the Corporation has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares and (ii) any Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Corporation. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Shares as to which the Corporation or any Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Preferred Shares as to which the Corporation or any person known to the Auction Agent to be an Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, Preferred Shares held by the Corporation will be disregarded and not deemed Outstanding, but shares held by any Affiliate will be deemed Outstanding.

“Paying Agent” means Deutsche Bank Trust Company Americas unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as paying agent, which paying agent may be the same as the Auction Agent.

“Persons” or “Person” means and includes an individual, a partnership, the corporation, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Potential Holder or Potential Beneficial Owner” has the meaning set forth in Section 1 of Part II of these Articles Supplementary.

“Preferred Shares Basic Maintenance Amount” means as of any Valuation Date as the dollar amount equal to the sum of:

(i) the sum of (A) the products resulting from multiplying the number of Outstanding Preferred Shares on such date by the Liquidation Preference (and redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) for each Outstanding Preferred Share to the 30th day after such Valuation Date; (C) the amount of anticipated Corporation non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(D): less

(ii) the sum of any cash plus the value of any of the Corporation’s assets irrevocably deposited by the Corporation for the payment of any (i)(B) through (i)(E) (“value,” for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody’s, it will be valued at its face value).

“Preferred Shares Basic Maintenance Amount Test” means a test which is met if the lower of the aggregate Discounted Values of the Moody’s Eligible Assets or the Fitch Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount.

“Preferred Shares Basic Maintenance Certificate” has the meaning set forth in Section 12(e) of Part I of these Articles Supplementary.

“Pricing Service” means any of the following: Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corp., Reuters, S&P/J.J. Kenny, Telerate, Trepp Pricing and Wood Gundy.

“Rating Agency” means Moody’s and Fitch as long as such rating agency is then rating the Preferred Shares.

“Redemption Date” has the meaning set forth in Section 2(c)(ii) of Part I of these Articles Supplementary.

“Redemption Default” has the meaning set forth in Section 2(c)(ii) of Part I of these Articles Supplementary.

“Redemption Price” has the meaning set forth in Section 3(a)(i) of Part I of these Articles Supplementary.

“Reference Rate” means, with respect to the determination of the Default Rate, the applicable “AA” Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

“Registrar” means Deutsche Bank Trust Company Americas, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as transfer agent.

“remaining shares” has the meaning set forth in Section 5(a)(iv) of Part II of these Articles Supplementary.

“REIT” or real estate investment trust, means a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate.

“S&P” means Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., or its successors at law.

“Securities Depository” means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Corporation that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

“Sell Order” has the meaning set forth in Section 2(a) of Part II of these Articles Supplementary.

“Short-Term Money Market Instrument” means the following types of instruments if, on the date of purchase or other acquisition thereof by the Corporation, the remaining term to maturity thereof is not in excess of 180 days:

(i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

(ii) demand or time deposits in, and banker’s acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

(iii) overnight funds; and

(iv) U.S. Government Securities.

“Special Dividend Period” means a Dividend Period that is not a Standard Dividend Period.

“Specific Redemption Provisions” means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a “Non-Call Period”) determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Corporation and (ii) a period (a “Premium Call Period”), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Corporation’s option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

“Standard Dividend Period” means a Dividend Period of seven days unless such 7th day is not a Business Day, then the number of days ending on the Business Day next preceding such 7th day.

“Submission Deadline” means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

“Transfer Agent” means Deutsche Bank Trust Company Americas, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as Transfer Agent.

“Treasury Index Rate” means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Corporation by at least three recognized dealers in U.S. Government Securities selected by the Corporation.

“U.S. Government Securities” means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“Valuation Date” means the last Business Day of each week, or such other date as the Corporation and Rating Agencies may agree to for purposes of determining the Preferred Shares Basic Maintenance Amount.

“Voting Period” has the meaning set forth in Section 6(b) of Part I of these Articles Supplementary.

“Winning Bid Rate” has the meaning set forth in Section 4(a)(iii) of Part II of these Articles Supplementary.

18. Interpretation.    References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or Part II hereof, as the case may be, unless specifically identified otherwise.

PART II: AUCTION PROCEDURES

1. Certain Definitions.    As used in Part II of these Articles Supplementary, the following terms shall have the following meanings, unless the context otherwise requires and all section references below are to Part II of these Articles Supplementary except as otherwise indicated: Capitalized terms not defined in Section 1 of Part II of these Articles Supplementary shall have the respective meanings specified in Part I of these Articles Supplementary.

“Agent Member” means a member of or participant in the Securities Depository that will act on behalf of existing or potential holders of Preferred Shares.

“Available Preferred Shares” has the meaning set forth in Section 4(a)(i) of Part II of these Articles Supplementary.

“Existing Holder” means (a) a person who beneficially owns those Preferred Shares listed in that person’s name in the records of the Auction Agent or (b) the beneficial owner of those Preferred Shares which are listed under such person’s Broker-Dealer’s name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser’s Letter.

“Hold Order” has the meaning set forth in Section 2(a) of Part II of these Articles Supplementary.

“Master Purchaser’s Letter” means the letter which is required to be executed by each prospective purchaser of Preferred Shares or the Broker-Dealer through whom the shares will be held.

“Order” has the meaning set forth in Section 2(a) of Part II of these Articles Supplementary.

“Potential Holder” or “Potential Beneficial Owner” means (a) any Existing Holder who may be interested in acquiring additional Preferred Shares or (b) any other person who may be interested in acquiring Preferred Shares and who has signed a Master Purchaser’s Letter or whose shares will be listed under such person’s Broker-Dealer’s name on the records of the Auction Agent which Broker-Dealer shall have executed a Master Purchaser’s Letter.

“Sell Order” has the meaning set forth in Section 2(a) of Part II of these Articles Supplementary.

“Submitted Bid” has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

“Submitted Hold Order” has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

“Submitted Order” has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

“Submitted Sell Order” has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

“Sufficient Clearing Orders” means that all Preferred Shares are the subject of Submitted Hold Orders or that the number of Preferred Shares that are the subject of Submitted Buy Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of (A) the number of Preferred Shares that are subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Rate and (B) the number of Preferred Shares that are subject to Submitted Sell Orders.

“Winning Bid Rate” means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of Preferred Shares which, when added to the number of Preferred Shares to be purchased by the Potential Holders described in clause (B) above and the number of Preferred Shares subject to Submitted Hold Orders, would be equal to the number of Preferred Shares.

2. Orders.

(a) On or prior to the Submission Deadline on each Auction Date for shares of the series:

(i) each Beneficial Owner of shares of the Series may submit to its Broker-Dealer by telephone or otherwise information as to:

(A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of such shares;

(B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

(C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series; and

(ii) each Broker-Dealer, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an “Order” and collectively as “Orders” and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a “Bidder” and collectively as “Bidders”; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a “Hold Order” and collectively as “Hold Orders”; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a “Bid” and collectively as “Bids”; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a “Sell Order” and collectively as “Sell Orders.”

(b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of the Series subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

(A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

(B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

(C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

(ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of the Series subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

(A) the number of Outstanding shares of such series specified in such Sell order; or

(B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of the Series shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 3 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Corporation) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer’s records, such Broker-Dealer believes it is not the Existing Holder of such shares.

(iii) A Bid by a Potential Holder of shares of the Series subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

(A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

(c) No Order for any number of Preferred Shares other than whole shares shall be valid.

3. Submission of Orders by Broker-Dealers to Auction Agent.

(a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of the Series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Corporation) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

(i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Corporation);

(ii) the aggregate number of shares of such series that are the subject of such Order;

(iii) to the extent that such Bidder is an Existing Holder of shares of such series:

(A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

(B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

(C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

(iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder’s Bid.

(b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

(c) If an Order or Orders covering all of the Outstanding Preferred Shares of the Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 28 Dividend Period days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

(d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of the Series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

(i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

(ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

(B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

(C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

(D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

(iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

(e) If more than one Bid for one or more shares of the Series is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

(f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

(a) Not earlier than the Submission Deadline on each Auction Date for shares of the Series, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, or as a “Submitted Order” and collectively as “Submitted Hold Orders,” “Submitted Bids” or “Submitted Sell Orders,” as the case may be, or as “Submitted Orders”) and shall determine for such series:

(i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the “Available Preferred Shares” of such series);

(ii) from the Submitted Orders for shares of such series whether:

(A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate (for all Dividend Periods) for shares of such series; exceeds or is equal to the sum of

(B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate (for all Dividend Periods) for shares of such series; and

(C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as “Sufficient Clearing Bids” for shares of such series); and

(iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the “Winning Bid Rate” for shares of such series) which if:

(A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

(B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

(b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Corporation of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:

(i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

(ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of such series; or

(iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be the All Hold Rate.

5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation.    Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

(a) If Sufficient Clearing Bids for shares of the Series have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

(i) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

(ii) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

(iii) Potential Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

(iv) each Existing Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares (“remaining shares”) in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

(v) each Potential Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

(b) If Sufficient Clearing Bids for shares of the Series have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

(i) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

(ii) Potential Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

(iii) Each Existing Holder’s Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

(c) If all of the Outstanding shares of the Series are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

(d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of the series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of the Series.

(e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5 any Potential Holder would be entitled or required to purchase less than a whole share of the Series on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.

(f) Based on the results of each Auction for shares of the Series, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of the Series with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders’ or Potential Beneficial Owners’ Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

(g) Neither the Corporation nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

6. Transfer of Preferred Shares.    Unless otherwise permitted by the Corporation, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Corporation) to whom such transfer is made shall advise the Auction Agent of such transfer.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, REAL ESTATE INCOME FUND INC. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary as of this 25th day of September, 2002.

WITNESS:

By:	/s/ Robert M. Nelson
Name:	Robert M. Nelson
Title:	Assistant Secretary

REAL ESTATE INCOME FUND INC.

By:	/s/ R. Jay Gerken
Name:	R. Jay Gerken
Title:	President

THE UNDERSIGNED, President of REAL ESTATE INCOME FUND INC., who executed on behalf of the Corporation the foregoing Articles Supplementary hereby acknowledges the foregoing Articles Supplementary to be the corporate act of the Corporation and hereby certifies to the best of his knowledge, information, and belief that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

/s/ R. Jay Gerken
Name:	R. Jay Gerken
Title:	President

APPENDIX C

REAL ESTATE INCOME FUND INC.

Form of Articles Supplementary Creating and Fixing the Rights of Additional Series M Taxable Auction Rate Preferred Shares

Real Estate Income Fund Inc., a Maryland corporation (the “Corporation”), certifies to the State Department of Assessments and Taxation of Maryland that:

First:    Pursuant to the authority expressly vested in the Board of Directors of the Corporation by Article IV of the Corporation’s Amended and Restated Articles of Incorporation, the Board of Directors has, by resolution, authorized the issuance of              additional shares of the Corporation’s Series M Taxable Auction Rate Preferred Shares (the “Additional Series M Preferred Shares”), par value $.001 per share, liquidation preference $25,000 per share. The Corporation’s Articles Supplementary Creating and Fixing the Rights of Series M Taxable Auction Rate Preferred Shares filed with the State Department of Assessments and Taxation on September 26, 2002, as they may be amended from time to time, are referred to herein as the “Initial Articles Supplementary”. The Initial Articles Supplementary authorized the issuance of 2,600 shares of Series M Preferred Shares, which were issued on September 30, 2002.

Second:    The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Additional Series M Preferred Shares are as set forth below:

1. The Additional Series M Preferred Shares shall be subject in all respects to the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption applicable to the shares of Series M Preferred Shares issued pursuant to the Initial Articles Supplementary, except as otherwise set forth in this Article SECOND.

2. The number of Additional Series M Preferred Shares is              shares, resulting in an aggregate of              Series M Preferred Shares.

3. DATE OF ORIGINAL ISSUE. The Date of Original Issue for the Additional Series M Preferred Shares shall be                     , 2005.

4. INITIAL DIVIDEND PERIOD; INITIAL DIVIDEND PAYMENT DATE. The initial Dividend Period and the Initial Dividend Payment Date for the Additional Series M Preferred Shares shall be as determined in advance of their issuance by the Board of Directors of the Corporation or pursuant to their delegated authority.

5. INITIAL DIVIDEND RATE. The initial Dividend Rate per annum on the Additional Series M Preferred Shares for the initial Dividend Period shall be the then-current Applicable Rate for the shares of Series M Preferred Shares previously issued pursuant to the Initial Articles Supplementary.

6. DIVIDEND PAYMENT DATES. Dividends shall be payable, subject to paragraph (b)(ii) of Section 2 of Part I of the Initial Articles Supplementary, on the initial Dividend Payment Date determined in the manner set forth above, and, thereafter, in accord with the provisions of the Initial Articles Supplementary.

Third:    The Additional Series M Preferred Shares have been classified by the Board of Directors pursuant to authority contained in the Charter of the Corporation. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

C-1

IN WITNESS WHEREOF, REAL ESTATE INCOME FUND INC. has caused these Articles Supplementary to be signed, as of                     , 2005, in its name and on its behalf by its President and witnessed by its Assistant Secretary, and the said officers of the Corporation acknowledge these Articles Supplementary to be the corporate act of the Corporation and state under penalties of perjury that to the best of their knowledge, information and belief, the matters and facts set forth herein with respect to approval are true in all material respects.

REAL ESTATE INCOME FUND INC.

By:
Name:	R. Jay Gerken
Title:	President

WITNESS:

Name:	Robert M. Nelson
Title:	Assistant Secretary

C-2

APPENDIX D

Proxy Voting Policies and Procedures

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Investment Adviser. The Investment Adviser is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup. Along with the other investment advisers that comprise CAM, the Investment Adviser has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Investment Adviser votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Investment Adviser is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Investment Adviser attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Investment Adviser may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Investment Adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio Investment Advisers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of the Investment Adviser’s goal to vote proxies in the best interest of clients, the Investment Adviser follows procedures designed to identify and address material conflicts that may arise between the Investment Adviser’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Investment Adviser) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Investment Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Investment Adviser also maintains and considers a list of significant relationships that could present a conflict of interest for the Investment Adviser in voting proxies. The Investment Adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Investment Adviser decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Investment

D-1

Adviser for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Investment Adviser decides to vote a proxy, the Investment Adviser generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Investment Adviser in voting proxies with respect to such issuer. Such position is based on the fact that the Investment Adviser is operated as a business unit independent from other Citigroup business units as well as on the existence of information barriers between the Investment Adviser and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Investment Adviser’s personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Investment Adviser’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Investment Adviser’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

D-2

PART C - OTHER INFORMATION

ITEM 25: FINANCIAL STATEMENTS AND EXHIBITS

1.	Financial Statements

Financial Statements included in Part A of this Registration Statement:

Financial Highlights for the fiscal years ended December 31, 2004 and December 31, 2003 and for the period from July 31, 2002 through December 31, 2002

Financial Statements included in Part B of this Registration Statement:

Statement of Assets and Liabilities for the year ended December 31, 2004

Statement of Operations for the year ended December 31, 2004

Statement of Changes in Net Assets for the year ended December 31, 2004

Financial Highlights for the year ended December 31, 2004

Notes to Financial Statements

2.	Exhibits:
	a.	(1)	Amended and Restated Articles of Incorporation.**
		(2)	Articles Supplementary Creating and Fixing the Rights of Taxable Auction Rate Preferred Stock.*
		(3)	Form of Supplemental Articles Supplementary Creating and Fixing the Rights of Taxable Auction Rate Preferred Stock.*
	b.		By-Laws.***
	c.		Not applicable.
	d.	(1)	Specimen Certificate of Common Stock, par value $.001 per share.**
		(2)	Form of Specimen Stock Certificate representing shares of Preferred Stock, par value $.001 per share.*
	e.		Terms and Conditions of Dividend Reinvestment Plan.**
	f.		Not applicable.
	g.	(1)	Investment Management Agreement.*
		(2)	Waiver Reliance Letter.*
		(3)	Sub-Investment Advisory Agreement.*
	h.	(1)	Form of Underwriting Agreement for the issuance of Common Stock.****

	(2)	Form of Master Agreement Among Underwriters for the issuance of Common Stock.***
	(3)	Form of Master Selected Dealer Agreement for the issuance of Common Stock.***
	(4)	(a) Form of Underwriting Agreement for the issuance of Preferred Stock.****
(b) Form of Underwriting Agreement for the issuance of additional shares of Preferred Stock.*
i.		Not applicable.
j.	(1)	Master Custodian Agreement.**
	(2)	Additional Fund Letter.**
k.	(1)	Form of Transfer Agency Agreement.**
	(2)	(a) Auction Agency Agreement between the Fund and Deutsche Bank Trust Company Americas.*
(b) Form of Amendment to the Auction Agency Agreement.*
	(3)	(a) Broker-Dealer Agreement between the Fund and Salomon Smith Barney Inc.*
(b) Form of Amendment to the Broker-Dealer Agreement.*
	(4)	(a) Letter of Representations.**
(b) Blanket Letter of Representations.*
l.	(1)	Opinion and Consent of Willkie Farr & Gallagher LLP.*
	(2)	Opinion and Consent of Venable LLP.*
m.		Not applicable.
n.		Consent of KPMG LLP.*
o.		Not applicable.
p.		Subscription Agreement.**
q.		Not applicable.
r.	(1)	Personal Investment Policy of Fund and Investment Manager.***
	(2)	Code of Ethics of Sub-Adviser.**
	(3)	Personal Investment Policy of Principal Underwriter.***
	(99)	Powers of Attorney of Board of Directors.***

*	Filed herewith.

**	Previously filed as Exhibit to Pre-Effective Amendment No. 2 to the Fund’s Registration Statement under the Securities Act of 1933, as amended (1933 Act File No. 333-88458) and Registration Statement under the Investment Company Act of 1940, as amended (1940 Act File No. 811-21098) filed with the Securities and Exchange Commission on July 19, 2002.

***	Previously filed as Exhibit to Pre-Effective Amendment No. 1 to the Fund’s Registration Statement under the Securities Act of 1933, as amended (1933 Act File No. 333-88458) and Registration Statement under the Investment Company Act of 1940, as amended (1940 Act File No. 811-21098) filed with the Securities and Exchange Commission on June 20, 2002.

****	Previously filed as Exhibit to Pre-Effective Amendment No. 3 to the Fund’s Registration Statement under the Securities Act of 1933, as amended (1933 Act File No. 333-88458) and Registration Statement under the Investment Company Act of 1940, as amended (1940 Act File No. 811-21098) filed with the Securities and Exchange Commission on July 25, 2002.

ITEM 26: MARKETING ARRANGEMENTS

Reference is made to the Form of Underwriting Agreement for the Preferred Shares filed as Exhibit h.4(b).

ITEM 27: OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Securities and Exchange Commission fees	$3,531.00
Printing and engraving expenses	42,000.00
Legal Fees	120,000.00
Accounting expenses	4,000.00
Rating Agency Fees	15,000.00
Miscellaneous expenses	3,000.00

Total	$187,531.00

ITEM 28: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 29: NUMBER OF HOLDERS OF SECURITIES

As of July 7, 2005:

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common Stock, $.001 par value	43
Preferred Shares, $.001 par value	1

ITEM 30: INDEMNIFICATION

Under the Fund’s Amended and Restated Articles of Incorporation and By-Laws, the directors and officers of the Fund will be indemnified to the fullest extent allowed in the manner provided by Maryland Law and applicable provisions of the Investment Company Act of 1940, as amended, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided however to any officer or director against any liability to the Registrant or its security-holders to which he or she would otherwise be subject by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Fund by the directors or officers in connection with the Preferred Shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 31: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The description of the Investment Manager and the Sub-Adviser under the caption “Management of the Fund” in the Prospectus and under the caption “Investment Manager and Sub-Adviser” in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Investment Manager and the Sub-Adviser, reference is made to the Investment Manager’s and the Sub-Adviser’s current Forms ADV filed under the Investment Advisers Act of 1940, also incorporated herein by reference.

ITEM 32: LOCATION OF ACCOUNTS AND RECORDS

(1)  CitiFund Management Inc.

100 First Stamford Place

Stamford, CT 06902

(records relating to its functions as investment manager and administrator).

(2)  State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

(records relating to its functions as custodian).

(3)  American Stock Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

(records relating to its functions as transfer agent).

ITEM 33: MANAGEMENT SERVICES

Not applicable.

ITEM 34: UNDERTAKINGS

(1) Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if (i) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (ii) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) The Registrant undertakes that:

a.	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

b.	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 11th day of July, 2005.

REAL ESTATE INCOME FUND INC.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Prospectus and Statement of Additional Information has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. JAY GERKEN R. Jay Gerken	Director, Chairman of the Board, President and Chief Executive Officer	July 11, 2005

/s/ KAPREL OZSOLAK Kaprel Ozsolak	Treasurer and Chief Financial Officer	July 11, 2005

* Dwight B. Crane	Director	July 11, 2005

* Paolo M. Cucchi	Director	July 11, 2005

* Robert A. Frankel	Director	July 11, 2005

* Paul Hardin	Director	July 11, 2005

Signature	Title	Date
* William R. Hutchinson	Director	July 11, 2005
* George M. Pavia	Director	July 11, 2005

*By:	/s/ R. Jay Gerken
R. Jay Gerken, Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.		Exhibit
a.	(2)	Articles Supplementary Creating and Fixing the Rights of Taxable Auction Rate Preferred Stock.
	(3)	Form of Supplemental Articles Supplementary Creating and Fixing the Rights of Taxable Auction Rate Preferred Stock.
d.	(2)	Form of Specimen Stock Certificate representing shares of Preferred Stock, par value $.001 per share.
g.	(1)	Investment Management Agreement.
	(2)	Waiver Reliance Letter.
	(3)	Sub-Investment Advisory Agreement.
h.	(4)	(b) Form of Underwriting Agreement for the issuance of additional shares of Preferred Stock.
k.	(2)	(a) Auction Agency Agreement between the Fund and Deutsche Bank Trust Company Americas.
		(b) Form of Amendment to the Auction Agency Agreement.
	(3)	(a) Broker-Dealer Agreement between the Fund and Salomon Smith Barney Inc.
		(b) Form of Amendment to the Broker-Dealer Agreement.
	(4)	(b) Blanket Letter of Representations.
l.	(1)	Opinion and Consent of Willkie Farr & Gallagher LLP.
	(2)	Opinion and Consent of Venable LLP.
n.		Consent of KPMG LLP.